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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POWER MEDICAL INTERVENTIONS, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POWER MEDICAL INTERVENTIONS, INC.
2021 CABOT BOULEVARD
LANGHORNE, PENNSYLVANIA 19047
(267) 775-8100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2009

To the Stockholders of Power Medical Interventions, Inc.:

        Notice is hereby given that an Annual Meeting of Stockholders (the "Annual Meeting") of Power Medical Interventions, Inc., a Delaware corporation ("PMI" or the "Company"), will be held at 10:00 a.m., local time, on June 10, 2009, at the Inn at Lambertville Station, 11 Bridge Street, Lambertville, New Jersey 08530, to consider and act upon the following proposals:

  1.
  To elect two members to the Board of Directors to serve for three-year terms as Class II directors;

  2.
  To approve an amendment to each of our 2000 Stock Option Plan, our 2004 Stock Incentive Plan and our 2007 Equity Incentive Plan, as amended, to allow for a one-time option exchange program for eligible employees;

  3.
  To approve a one-time option exchange program for eligible employees;

  4.
  To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

  5.
  To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

        The Board of Directors has fixed the close of business on April 29, 2009, as the record date for the determination of the PMI stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof. All stockholders are cordially invited to attend the Annual Meeting in person.

        Properly executed proxies will be voted in accordance with the specifications on the proxy card. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder at our principal executive offices at 2021 Cabot Boulevard, Langhorne, Pennsylvania 19047 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. Executed proxies with no instructions indicated thereon will be voted FOR the election of management's nominees for director and FOR approval of the other matters set forth in this Notice of Annual Meeting of Stockholders.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                      By Order of the Board of Directors,

                      Elizabeth McLoughlin
                       Secretary

Langhorne, Pennsylvania
May 5, 2009

i

POWER MEDICAL INTERVENTIONS, INC.
2021 CABOT BOULEVARD
LANGHORNE, PENNSYLVANIA 19047
(267) 775-8100

PROXY STATEMENT
2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 10, 2009

Page
INFORMATION ABOUT THE MEETING	1
The Meeting	1
How to Vote	1
Quorum and Tabulation of Votes	2
Householding of Annual Meeting Materials	3
PROPOSAL ONE—ELECTION OF CLASS II DIRECTORS	4
Classes of the Board of Directors	4
Director Nominees	4
Directors Whose Term Extends Beyond the 2009 Annual Meeting	5
Vote Required for Election	6
Board of Directors' Recommendation	6
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS	7
Director Independence	7
Meetings of the Board of Directors	7
Executive Sessions; Lead Independent Director	7
Committees of the Board of Directors	7
Audit Committee	7
Compensation Committee	8
Nominating and Governance Committee	9
Compensation Committee Interlocks and Insider Participation	10
Stockholder Communications with the Board of Directors	10
Code of Ethics	11
DIRECTOR COMPENSATION	11
OUR EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION	14
Compensation Committee Report	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26
Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders	26
PROPOSAL TWO—APPROVAL OF AN AMENDMENT TO EACH OF OUR 2000 STOCK OPTION PLAN, OUR 2004 STOCK INCENTIVE PLAN AND OUR 2007 EQUITY INCENTIVE PLAN, AS AMENDED TO ALLOW FOR ONE-TIME OPTION EXCHANGE PROGRAM FOR ELIGIBLE EMPLOYEES	27
Summary of the 2000 Plan	28
Summary of the 2004 Plan	29
Summary of the 2007 Plan	31
Equity Compensation Plan Information	36

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POWER MEDICAL INTERVENTIONS, INC.
2021 CABOT BOULEVARD
LANGHORNE, PENNSYLVANIA 19047
(267) 775-8100

PROXY STATEMENT
2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 10, 2009

INFORMATION ABOUT THE MEETING

The Meeting

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors ("Board of Directors") of Power Medical Interventions, Inc., a Delaware corporation ("PMI" or the "Company"), for use at the Company's 2009 Annual Meeting of Stockholders to be held on Wednesday, June 10, 2009 (the "Annual Meeting") at 10:00 a.m., local time, at the Inn at Lambertville Station, 11 Bridge Street, Lambertville, New Jersey 08530, or at any postponements or adjournments thereof. The purpose of the Annual Meeting is to consider and act upon the following proposals:

  1.
  To elect two members to our Board of Directors to serve for three-year terms as Class II directors;

  2.
  To approve an amendment to each of our 2000 Stock Option Plan, our 2004 Stock Incentive Plan and our 2007 Equity Incentive Plan, as amended, to allow for a one-time option exchange program for eligible employees;

  3.
  To approve a one-time option exchange program for eligible employees;

  4.
  To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

  5.
  To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

        This Proxy Statement and the enclosed proxy card, as well as our annual report, containing financial statements and management's discussion and analysis of financial condition and results of operations for the twelve months ended December 31, 2008, will be mailed to stockholders on or about May 4, 2009.

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 10, 2009

        This Proxy Statement and our annual report to stockholders are available at http://www.pmi2.com.

How to Vote

        Only stockholders of record at the close of business on April 29, 2009 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, an aggregate of [                ] shares of common stock, $0.001 par value per share (the "Common Stock"), of the Company were issued and outstanding and held by approximately [      ] holders of record. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the form of proxy. Similar procedures may also be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any proxy may be revoked by the person giving it at any time before its exercise by (1) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (3) attending the Annual Meeting, at which point, according to our bylaws the proxy is revoked, and voting in person. Any written notice of revocation or subsequent proxy should be sent to Power Medical Interventions, Inc., 2021 Cabot Boulevard, Langhorne, Pennsylvania 19047, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Quorum and Tabulation of Votes

        Our bylaws provide that the representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. If, however, a quorum is not present, in person or represented by proxy, then either the chairman of the meeting or the stockholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. The election of directors and the ratification of the appointment of independent registered public accounting firms are considered routine matters and under the rules that currently govern brokers and banks, brokers will have discretion to vote shares held in street name for their clients on those matters. Approval of the stock option exchange is considered non-routine, and therefore, without instructions from their clients, brokers and banks will not have discretion to vote their clients' shares on that matter.

        The election of directors requires a plurality of the votes cast for the election of directors and, accordingly, the two director nominees receiving the highest number of "FOR" votes at the meeting will be elected to serve as Class II directors. Cumulative voting for the election of directors is not permitted. You may vote either "FOR" or "WITHHOLD" your vote for each director nominee. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        Under our bylaws, the approval of the amendments to our 2000 Stock Option Plan, 2004 Stock Incentive Plan and 2007 Equity Incentive Plan, as amended, to allow for a one-time option exchange program for eligible employees requires a majority of the votes cast. You may vote either "FOR" or "AGAINST" approval of the amendments to our 2000 Stock Option Plan, 2004 Stock Incentive Plan and 2007 Equity Incentive Plan, as amended, to allow for a one-time option exchange program for eligible employees, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the approval of the amendments to our 2000 Stock Option Plan, 2004 Stock Incentive Plan and 2007 Equity Incentive Plan, as amended, to allow for a one-time option exchange program for eligible employees will not be counted as a vote cast with respect to that proposal. The affirmative vote of a majority of the total votes cast on the Proposal, either in person or by proxy, will be required to approve this Proposal. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved.

        Under the applicable NASDAQ listing rules and the terms of our 2000 Stock Option Plan, 2004 Stock Incentive Plan and 2007 Equity Incentive Plan (as these plans are proposed to be amended in Proposal Two), approval of the one-time option exchange program for eligible employees requires a majority of the votes cast. You may vote either "FOR" or "AGAINST" approval of the one-time option exchange program for eligible employees, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the approval of the one-time option exchange program for eligible employees will not be counted as a vote cast with respect to that Proposal. The affirmative vote of a majority of the total votes cast on the Proposal, either in person or by proxy, will be required to approve this Proposal. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved.

        Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 is not required by law or by our governing instruments. However, our Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance and practice. Under our bylaws, the ratification of the appointment of Ernst & Young LLP requires a majority of the votes cast. You may vote either "FOR" or "AGAINST" ratification of the appointment, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the ratification of the appointment will not be counted as a vote cast with respect to such ratification.

        The only items of business that our Board of Directors intends to present at the meeting are set forth in this Proxy Statement. As of the date of this Proxy Statement, no stockholder has advised us of an intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on those matters in accordance with their best judgment and as they deem advisable.

        An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions and broker "non-votes" are not counted as votes cast for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

        The persons named as attorneys-in-fact in the proxies were selected by our Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted.

        All shares represented by properly executed proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the shares represented by proxies will be voted in favor of the proposals set forth in the accompanying Notice of Annual Meeting.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at the following address: Power Medical Interventions, Inc., Attention: Corporate Secretary, 2021 Cabot Boulevard, Langhorne, Pennsylvania 19047, (267) 775-8100. If you hold your shares through a broker or other nominee and wish to discontinue householding or to change your householding election, you may do so by calling (800) 542-1061 or writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you hold shares in your own name and wish to discontinue householding or change your householding election, you may do so by calling (212) 509-4000 or writing to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

PROPOSAL ONE—ELECTION OF CLASS II DIRECTORS

        In accordance with our bylaws, our Board of Directors currently consists of seven directors divided into three Classes: Class I, Class II and Class III. Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting. Two directors are currently serving in each of Class I and Class II. Three directors are currently serving in Class III.

        The directorships expiring this year are Class II directorships, currently filled by James R. Locher III and Lon E. Otremba. Upon the recommendation of the Nominating and Governance Committee of the Board of Directors, the Board of Directors has nominated Mr. Locher and Mr. Otremba to stand for re-election at this Annual Meeting to continue serving as Class II directors. If elected, their terms will expire in 2012. Our five Class I and Class III directors will continue in office after the Annual Meeting.

        Each of the nominees for election at this Annual Meeting has informed us that they are willing to serve for the term to which each of them is nominated, if elected. If one of the nominees for director should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee that may be named by the Board of Directors.

Classes of the Board of Directors

Name	Age	Term Expires	Position
CLASS I DIRECTORS
Charles W. Federico(2)	60	2011	Presiding Director
Mary Kay Scucci(1)	50	2011	Director
CLASS II DIRECTORS
James R. Locher III(3)	62	2009	Director
Lon E. Otremba(1)(2)(3)	51	2009	Director
CLASS III DIRECTORS
Gerald Dorros, M.D.(2)(3)	66	2010	Director
John C. Moran(1)	56	2010	Director
Michael P. Whitman	49	2010	President, Chief Executive Officer and Chairman of the Board of Directors

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nominating and Governance Committee.

Director Nominees

        At the Annual Meeting, two Class II directors will be elected to serve until the 2012 annual meeting and until such directors' successors are duly elected and qualified, or until their earlier death, resignation, removal or disqualification. Our Board of Directors, upon the recommendation of the Nominating and Governance Committee of the Board of Directors, has nominated James R. Locher III and Lon E. Otremba for re-election as Class II directors. Both nominees have agreed to serve if elected, and we have no reason to believe that either will be unable to serve. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for another nominee as is then designated by our Board of Directors.

        The Honorable James R. Locher III has been a member of our Board of Directors since 1999. Mr. Locher has written, lectured, consulted, and served on commissions related to the organization of the United States Department of Defense since 1993. Since 2008, Mr. Locher has served as President and Executive Director of the Project on National Security Reform, a nonprofit organization working on efforts to reorganize the U.S. national security system. From 2006 to 2008, Mr. Locher served as the Executive Director of the Project on National Security Reform. From 2003 to 2004, Mr. Locher served as Chairman of the Defense Reform Commission of Bosnia and Herzegovina. From 1989 to 1993, Mr. Locher served as Assistant Secretary of Defense for Special Operations and Low-Intensity Conflict. From 1978 to 1986, Mr. Locher served on the staff of the Senate Armed Services Committee. Mr. Locher has also held staff positions in the White House and at the Pentagon. Mr. Locher is a graduate of the United States Military Academy at West Point, received an M.B.A. from Harvard Business School, and was awarded an honorary LL.D. from Hampden-Sydney College.

        Lon E. Otremba has been a member of our Board of Directors since October 2006. Since 2007, Mr. Otremba has served as the Chief Executive Officer of Access 360 Media, a privately-held media and technology firm. From 2005 to 2007, Mr. Otremba served as the Principal Managing Partner of Otremba Management Advisory LLC, a strategic and operational management advisory firm. From 2003 to 2005, Mr. Otremba served as Chief Executive Officer and a director of Muzak, LLC, a provider of commercial music services. From 2002 to 2003, Mr. Otremba served as Executive Vice President, Strategic Planning and Operations of the AOL Interactive Marketing Group of Time Warner. From 2001 to 2002, Mr. Otremba served as Executive Vice President, Strategic Planning, of the AOL Time Warner Local Partnership Group. Mr. Otremba currently serves on the board of directors of Cardium Therapeutics, a publicly-held medical technology company, as well as on the board of directors of Dotmenu, Inc., Access 360 Media and EEI Communications, all three of which are privately held companies. Mr. Otremba is also a trustee of Buckley Country Day School. Mr. Otremba holds a B.A. in marketing and economics from Michigan State University.

Directors Whose Term Extends Beyond the 2009 Annual Meeting

        Michael P. Whitman founded our company with Gerald Dorros, M.D. in October 1999 and has served as our President and Chief Executive Officer and Chairman of our Board of Directors since our inception. Before founding our company, from 1998 to 1999, Mr. Whitman served as Vice President of Marketing at Olympus America Inc., a manufacturer of endoscopes and medical imaging systems. From 1991 to 1998, Mr. Whitman worked for several subsidiaries of Johnson & Johnson, serving as Vice President of Sales and as Director of Sales and Marketing for Cordis Endovascular from 1995 to 1998, Regional Sales Manager for Ethicon Endo-Surgery from 1992 to 1993, and Group Product Director for Ethicon, Inc. from 1991 to 1992. Before that, Mr. Whitman held product development positions at both Ethicon Endo-Surgery and Johnson & Johnson Interventional Systems. Mr. Whitman also served as Director of Marketing for Synthes Spine Company, LP, a provider of instruments, implants and tools for orthopedic and spine surgery, from 1993 to 1995. Mr. Whitman received a B.A. in Business and Economics from Lafayette College.

        Gerald Dorros, M.D. co-founded our company with Mr. Whitman in October 1999 and has served as a member of our Board of Directors since our inception. Dr. Dorros is a retired interventional cardiologist and cardiovascular interventionist and has served as the Medical Director of the Dorros Feuer Interventional Cardiovascular Disease Foundation Ltd., since 1983. From 1997 to 2000, Dr. Dorros served as the President of the Arizona Heart Institute Foundation. From 1981 to 1997, Dr. Dorros was a partner at the Milwaukee Heart and Vascular Clinic. Dr. Dorros has held clinical professorships in medicine at the University of Wisconsin, Columbia University, State University of New York, and University of Illinois. Dr. Dorros received a B.A. from Dartmouth College in 1964, and an M.D. from the Albert Einstein College of Medicine of Yeshiva University in 1968. He has received honorary Ph.D. degrees from Yeshiva University and Colby College.

        Charles W. Federico has been a member of our Board of Directors since 2008 and has served as our Presiding Director since August 2008. Mr. Federico has been retired since 2006. From 2001 until his retirement in 2006, Mr. Federico was President and Chief Executive Officer of Orthofix International N.V., a provider of innovative solutions for trauma and spine fusion. From 1996 to 2001, Mr. Federico served as President of Orthofix Inc., a subsidiary of Orthofix International, and as Senior Vice President of Orthofix International. From 1985 to 1996, Mr. Federico was President of Smith & Nephew Endoscopy (formerly Dyonics, Inc.). From 1981 to 1985, Mr. Federico served as Vice President of Dyonics, Inc. Prior to 1981, Mr. Federico held management and marketing positions with General Foods Corporation, Air Products and Chemicals Corporation, Puritan Bennett Corporation and LSE Corporation. Mr. Federico currently serves as a member of the board of directors of BioMimetics Therapeutics, Inc., a publicly-held biologically-enhanced orthopedic therapeutics company, Mako Surgical Corp. and Orthofix International, a publicly-held medical device company, and serves as Chairman and member of the board of directors of SRI Surgical Express, Inc., a publicly-held company offering management solutions for operating rooms and central sterilization departments in hospitals and surgery centers. Mr. Federico received a B.S. in marketing from Fordham University.

        John C. Moran has been a member of our Board of Directors since 1999. Since 1997, Mr. Moran has been a private investor. From 1990 to 1997, Mr. Moran served as President of Synthes Spine Company, LP, an affiliate of Synthes, Inc., a manufacturer of instruments, implants and tools for orthopedic and spine surgery. From 1979 to 1990, Mr. Moran served in various capacities at Synthes USA, another affiliate of Synthes, Inc., including Vice President of Finance and Administration and Chief Operating Officer. Mr. Moran is also a member of the board of directors of Advanced Biomaterials Systems, Anika Therapeutics, Inc., a publicly-held company specializing in hyaluronic acid therapeutic products, Christini Technologies, Inc., Paradigm Spine, LLC and Rainier Technologies Corporation. Mr. Moran received an M.B.A. from Harvard Business School and is a graduate of the University of Notre Dame.

        Mary Kay Scucci has served as a member of our Board of Directors since 2008. Ms. Scucci previously served as our Chief Financial Officer from 2000 to 2001. Since 2007, Ms. Scucci has served as Consultant and Founder of Y&M Ventures, Inc., a private consulting and investing firm. From 2006 through 2007, Ms. Scucci served as the Chief Financial Officer for Bear Stearns Asset Management, Inc. an equity and fixed-income investment management firm, now a part of JPMorgan Chase. From 2004 through 2006, Ms. Scucci served as Managing Director of Accounting Policy at The Bear Stearns Companies, Inc. From 2001 to 2006, Ms. Scucci pursued her Ph.D. studies full-time at Rutgers University. From 1999 to 2000, Ms. Scucci served as Director of Finance of Honeywell International, Inc. Ms. Scucci also served as Corporate Controller and Director of Strategic Development at Schering Berlin, Inc. Ms. Scucci currently serves on the Board of Trustees for the Financial Executive Research Foundation. Ms. Scucci is a CPA and has received a Ph.D. from Rutgers University, an M.B.A. from The Wharton School of Business, a B.S. in accounting from William Paterson University and a B.A. in political science from Duquesne University.

Vote Required for Election

        The receipt of a plurality of the votes cast by stockholders entitled to vote in the election of directors is required for the election of each of the nominees listed above as a Class II director.

Board of Directors' Recommendation

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF JAMES R. LOCHER III AND LON E. OTREMBA AS OUR CLASS II DIRECTORS.

 BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Director Independence

        A majority of our directors are independent within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, and The Nasdaq Stock Market, LLC, or NASDAQ. Specifically, our Board of Directors has determined that each of Dr. Dorros and Messrs. Locher, Moran, Otremba, and Federico, and Ms. Scucci, are all independent directors.

        Each executive officer serves at the discretion of the Board of Directors and holds office until his or her successor is elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors and executive officers.

Meetings of the Board of Directors

        Our directors are expected to attend meetings of the Board of Directors and meetings of committees on which they serve. Our directors are expected to spend the time needed at each meeting and to meet as frequently as necessary to properly discharge their responsibilities. Our Board of Directors held eight (8) meetings during the year ended December 31, 2008. During the year, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served as a director and (ii) the total number of meetings held by any committee of the board on which he served. While we encourage members of our Board of Directors to attend annual meetings of stockholders, we do not have a formal policy requiring them to do so. On August 13, 2008, David R. Murray resigned from the Board of Directors and as Chairman and member of the Compensation Committee and member of the Audit Committee. There is no disagreement between us and Mr. Murray on any matter relating to our operations, policies or practices. All of our 2007 directors (with the exception of Mr. Murray), and Mr. Federico, who was up for election, attended our 2008 Annual Meeting of Stockholders held on May 14, 2008.

Executive Sessions; Lead Independent Director

        Our directors who are independent as defined by the NASDAQ listing standards meet in executive session without management or our President and Chief Executive Officer present, at every regularly scheduled Board of Directors meeting. Since August 13, 2008, the Board of Directors has designated a lead independent director, or presiding director, who acts as the leader of the independent directors and as chairperson of the executive sessions of our independent directors, serves as a non-exclusive intermediary between the independent directors and management, including our Chairman, President and Chief Executive Officer, provides input to the Chairman in planning agendas for meetings of the Board of Directors and facilitates discussions among the independent directors as appropriate between meetings. Mr. Federico is currently serving as our presiding director.

Committees of the Board of Directors

        Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, which are the only standing committees of the Board of Directors.

  Audit Committee

        The current members of our Audit Committee are Mary Kay Scucci, who serves as chairperson, John C. Moran and Lon E. Otremba. Kenneth S. Abramowitz served as chairman of the Audit Committee through the 2008 Annual Meeting, where he did not stand for re-election, and was succeeded by Charles W. Federico immediately following the 2008 Annual Meeting. In August 2008, Mr. Federico resigned as chairman of the Audit Committee and was succeeded by Ms. Scucci as chairperson of the Audit Committee. Ms. Scucci was appointed to the Board of Directors and Audit Committee on August 13, 2008. The Board of Directors has determined that each member of the Audit Committee qualifies as an independent director for purposes of service on the Audit Committee, and that each of Ms. Scucci and Messrs. Moran and Otremba qualifies as an "Audit Committee financial expert," as defined by applicable rules of NASDAQ and the SEC.

        The Audit Committee oversees our financial reporting process and system of internal control over financial reporting, and selects and oversees the performance of, and approves in advance the services provided by, our independent registered public accounting firm. The Audit Committee provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board of Directors. The Audit Committee meets regularly with our independent registered public accounting firm without management present, and from time to time with management in separate private sessions, to discuss any matters that the Committee or these individuals believe should be discussed privately with the Audit Committee, including any significant issues or disagreements that may arise concerning our accounting practices or financial statements. The Audit Committee also oversees our whistleblower policy for receiving and handling complaints or concerns regarding accounting, internal accounting controls or auditing matters.

        Our Audit Committee met eight (8) times during year ended December 31, 2008. The Audit Committee Report is included in this Proxy Statement at page 43.

  Compensation Committee

        The current members of our Compensation Committee are Charles W. Federico, who serves as chairman, Gerald Dorros, M.D. and Lon E. Otremba, each of whom is an independent director. David R. Murray served as chairman of the Compensation Committee through his resignation from the Board of Directors on August 13, 2008. There was no disagreement between us and Mr. Murray on any matter relating to our operations, policies or practices. Mr. Federico was appointed by the Board of Directors to succeed Mr. Murray as chairman of the Compensation Committee. The Compensation Committee:

  •
  administers the Company's stock option plans and employee stock purchase plan, including the grant of stock options to all eligible employees under the Company's existing stock option plans;

  •
  reviews and approves salaries, bonuses and other matters relating to compensation of the executive officers of the Company;

  •
  reviews and makes recommendations from time to time on the status of the compensation of members of the Board of Directors in relation to other comparable U.S. companies;

  •
  reviews and makes recommendations with respect to stockholder proposals related to compensation matters;

  •
  reviews and makes recommendations to the Board of Directors regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs;

  •
  oversees an annual evaluation of the chief executive officer and, in consultation with the chief executive officer, the other executive officers of the Company and in doing so, elicits comments from all directors and reports annually to the Board of Directors on the results of the evaluation; and

  •
  periodically reviews with the chief executive officer the succession plans relating to positions held by executive officers of the Company and, in consultation with the chief executive officer, make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

        The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee, except that the Compensation Committee shall not delegate its responsibilities with respect to the grant of stock options under the Company's stock option plans to any person who is an "officer" of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Compensation Committee may retain, at the Company's expense, independent advisers (including legal counsel, accountants and consultants) as it determines necessary to carry out its duties. The Compensation Committee shall have the ultimate authority and responsibility to engage or terminate any such independent advisers and to approve the terms of any such engagement and the fees to be paid to any such adviser. The Compensation Committee may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or independent adviser to, the Committee. The Compensation Committee retained independent advisor Levin and Co. to provide advice with respect to Board of Directors compensation during 2008. The Compensation Committee did not retain independent advisors to provide advice with respect to executive compensation during 2008. Our Compensation Committee met six (6) times and acted four (4) times by written consent during 2008.

  Nominating and Governance Committee

        In February 2009, the Nominating Committee, in accordance with its Amended and Restated Charter, was reconstituted as the Nominating and Governance Committee. The current members of our Nominating and Governance Committee are James R. Locher, who serves as chairman, Gerald Dorros, M.D. and Lon E. Otremba, each of whom is an independent director. John C. Moran previously served as a member of the Nominating Committee until he was replaced by Mr. Otremba in December 2008. The Nominating and Governance Committee:

  •
  identifies and recommends to the Board of Directors nominees qualified for election at each meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board of Directors;

  •
  recommends members of the Board of Directors to serve on committees of the Board of Directors;

  •
  oversees the evaluation of the performance of the Board of Directors and its committees; and

  •
  develops and recommends to the Board of Directors corporate governance principles applicable to the Company and assists the Board of Directors in its interpretation of these principles and generally oversees the governance of the Board of Directors.

        Our Nominating and Governance Committee met three (3) times during 2008.

  Evaluation and Identification of Director Nominees.

        The Nominating and Governance Committee shall conduct searches for prospective directors whose skills and attributes reflect those desired, and evaluate and recommend nominees for election to the Board of Directors. The Nominating and Governance Committee shall consider any requirements of applicable law or listing standards, a candidate's strength of character, judgment, business experience and specific areas of expertise, factors relating to the composition of the Board of Directors (including its size and structure), principles of diversity and such other factors as the Nominating and Governance Committee shall deem appropriate.

        Stockholder Director Nominee Recommendations.    The Nominating and Governance Committee will consider director nominees recommended by stockholders.

        Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to our Nominating and Governance Committee, c/o Corporate Secretary, Power Medical Interventions, Inc., 2021 Cabot Boulevard, Langhorne, Pennsylvania 19047.

        Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Any recommendation of a potential director nominee should also include a statement signed by the proposed nominee expressing a willingness to serve on our Board of Directors if elected. As part of this responsibility, the Nominating and Governance Committee will be responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board of Directors and such candidate's compliance with the independence and other qualification requirements established by the Nominating and Governance Committee or imposed by applicable law or listing standards.

        The Nominating and Governance Committee shall receive from the Company regularly any information received by the Company from stockholders with respect to suggestions and proposals for candidates for membership on the Board of Directors and shall carefully review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

        Stockholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Nominating and Governance Committee or the Board of Directors, by following the procedures set forth in our bylaws as described at "Certain Deadlines for the 2010 Annual Meeting" in this Proxy Statement.

        Committee Charters.    Each of our Audit Committee, Compensation Committee and Nominating and Governance Committee is governed by a charter that has been approved by our Board of Directors and is publicly available on our Website, http://www.pmi2.com, under the section "Investor Relations—Corporate Governance." In addition, our Audit Committee Charter is attached hereto as Appendix A, our Compensation Committee Charter is attached hereto as Appendix B and our Nominating and Governance Committee Charter is attached hereto as Appendix C.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. Furthermore, none of our executive officers serve as members of the Board of Directors or Compensation Committee of any entity which has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Stockholder Communications with the Board of Directors

        Stockholders wishing to communicate with our Board of Directors should send correspondence to the attention of the Chairman of the Board of Directors, c/o Corporate Secretary, Power Medical Interventions, Inc., 2021 Cabot Boulevard, Langhorne, Pennsylvania 19047, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. The chairman will review all correspondence confirmed to be from stockholders and decide whether or not to forward the correspondence or a summary of the correspondence to the full Board of Directors or a committee of the Board of Directors, or if the chairman determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate officer of the Company. The chairman will review all stockholder correspondence, but the decision to relay that correspondence to the full board or a committee will rest entirely within his discretion. Our Board of Directors believes that this process will suffice to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases such that this process becomes burdensome to the chairman, our board may elect to adopt more elaborate screening procedures.

Code of Ethics

        Our Board of Directors has adopted a code of ethics which establishes the standards of ethical conduct applicable to all of our directors, officers, employees, consultants and contractors. The code of ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, company funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the code of ethics, employee misconduct, conflicts of interest or other violations. Our code of ethics is publicly available on our Website at http://www.pmi2.com under the "Investor Relations-Corporate Governance" section. Any waiver of our code of ethics with respect to our chief executive officer, chief financial officer, controller or persons performing similar functions may only be authorized by our Audit Committee and will be disclosed as required by applicable law.

DIRECTOR COMPENSATION

        Each non-employee director receives cash compensation at a rate of $20,000 per year. The chairmen of our Audit and Compensation Committees receive $25,000 in cash compensation per year, and our Presiding Director receives an additional $17,000 per year. In addition, non-employee directors are paid $2,000 for each regularly scheduled board meeting that they attend in person or by teleconference and are reimbursed, upon request, for travel and other out-of-pocket expenses incurred in connection with their attendance at board meetings. Each non-employee director who continues in office after our 2009 Annual Meeting will receive a non-qualified stock option to purchase 4,688 shares of our common stock. These stock options will vest in equal monthly installments over three years from the date of grant. All such stock options shall become fully vested in the event of a change of control of our company. None of our non-employee directors participates in any non-equity incentive plan or pension plan maintained by the company, nor are any of our non-employee directors entitled to severance or retirement benefits upon termination of their services on our Board of Directors.

        The following table provides compensation information for all of our non-employee directors during 2008:

	Fees earned or paid in cash(1)	Option Awards(2)	All Other Compensation	Total
Gerald Dorros, M.D.	$40,000	$15,705	—	$55,705
Charles W. Federico	25,012	4,747	—	29,759
James R. Locher III	38,000	18,548	—	56,548
John C. Moran	45,598	15,705	—	61,303
Lon E. Otremba	45,598	15,705	—	61,303
Mary Kay Scucci	13,511	1,335	—	14,846

(1)
Consists of cash compensation earned, prorated for the director's term of service, a board meeting fee of $2,000 for each regularly scheduled board meeting attended by the director and an additional fee of $5,000 for the chairs of the Audit Committee and Compensation Committee. Fees earned or paid in cash for Dr. Dorros include $12,000 earned in 2007 and paid in 2008. Fees earned or paid in cash for Mr. Locher include $10,000 earned in 2007 and paid in 2008. Fees earned or paid in cash for Mr. Moran include $14,500 earned in 2007 and paid in 2008. Fees earned or paid in cash for Mr. Otremba include $14,500 earned in 2007 and paid in 2008.

(2)
Amounts shown do not reflect cash or stock compensation actually received by the director but rather represent compensation expense recognized in our 2008 consolidated financial statements in accordance with SFAS 123(R) for stock option awards granted to our directors, except that we have disregarded any estimate of future forfeitures related to service-based vesting conditions with respect to such stock option awards. The other assumptions used to calculate the expense amounts shown for stock options granted in 2008 are set forth in Note 2 to the consolidated financial statements included in our Annual Report on Form 10-K/A filed with the SEC on April 9, 2009.

OUR EXECUTIVE OFFICERS

        Below is information about each of our executive officers as of April 3, 2009. This information includes each officer's age, his or her position with the Company, the length of time he or she has held each position and his or her business experience for at least the past five years. Our Board of Directors elects our officers annually, and officers serve until they resign or the board terminates their position. There are no family relationships among any of our directors, nominees for director and named executive officers.

Name	Age	Position
Michael P. Whitman	49	President, Chief Executive Officer and Chairman of the Board of Directors
Brian M. Posner(1)	47	Chief Financial Officer
Joseph Camaratta(2)	47	Senior Vice President, Global Sales and Marketing
Donald Malinouskas	63	Senior Vice President, Research and Development
Peter Reich	64	General Manager, Power Medical Interventions Deutschland
Akihisa Akao	54	President, Power Medical Interventions Japan

(1)
On January 5, 2009, Mr. Posner was appointed to serve as our Chief Financial Officer.

(2)
On January 5, 2009, Mr. Camaratta was appointed to serve as our Senior Vice President, Global Sales and Marketing.

        Further information regarding Michael P. Whitman is available under the section titled "Board of Directors—Directors Whose Term Extends Beyond the 2009 Annual Meeting."

        Brian M. Posner has served as our Chief Financial Officer since January 2009. Mr. Posner's career spans over 20 years in global finance positions in the healthcare industry. From June 1999 to December 2008, Mr. Posner served in a series of positions of increasing responsibility with Pharmacopeia, Inc., a clinical development stage biopharmaceutical company, culminating in his service as Executive Vice President and Chief Financial Officer from May 2006 to December 2008. Prior to Pharmacopeia, Mr. Posner was Chief Financial Officer at Phytomedics, an early stage life sciences company. Prior to this position, Mr. Posner was a Regional Chief Financial Officer at Omnicare, Inc., where he was responsible for financial reporting and human resource functions for its Northeast subsidiaries. In addition, he previously held senior financial positions at Executive Health Group and Terence Cardinal Cooke Health Care Center. Mr. Posner was a member of the audit team at Coopers & Lybrand. Mr. Posner received his B.A. in Accounting from Queens College and his M.B.A. from Pace University. In addition, Mr. Posner is a licensed Certified Public Accountant in the State of New York.

        Joseph Camaratta has served as our Senior Vice President, Global Sales and Marketing since January 2009. Prior to joining us, Mr. Camaratta held various senior marketing and operations executive positions over the past 25 years at Siemens Medical Solutions in both the U.S. and Germany. Mr. Camaratta most recently held the position of Vice President of Global Solutions, in which he was responsible for a business unit dedicated to performance improvement services to hospital and integrated delivery network clients. Prior to this position, he was also Vice President of Customer Relationship Management, Vice President of Corporate Marketing, Vice President of Worldwide Marketing, and U.S. Business Manager of Magnetic Resonance. Mr. Camaratta serves on the board of directors for the American Cancer Society, Southeastern Pennsylvania Chapter and the American Heart Association, Central and Southern New Jersey Chapter. Mr. Camaratta holds a B.S. in Computer Science from Drexel University and an M.S. in Computer Science from Rutgers University.

        Donald Malinouskas has been our Senior Vice President of Research and Development since December 2007. Prior to joining us in March 2000, Mr. Malinouskas was a member of the technical staff at Spacelabs Medical where he was responsible for the advanced development of innovative new obstetrical measurement and wireless technologies. From 1984 to 1997, he was Chief Engineer at Advanced Medical Products. From 1978 to 1984, Mr. Malinouskas held various positions at United States Surgical Corporation, including Senior Project Manager, Project Manager and Principal Engineer. From 1973 to 1978, Mr. Malinouskas was at BD Electrodyne, a division of Becton Dickinson, where he served as Section Manager, Principal Engineer, Senior Design Engineer and Design Engineer. From 1970 to 1973, Mr. Malinouskas was a Design Engineer at Vanguard Medical Products where he worked on developing cardiac monitoring products. From 1968 to 1970, he was a Senior Field Representative at United Technologies where he was responsible for the installation and hospital staff training for multi-channel telemetry cardiac monitoring systems. Mr. Malinouskas holds an Associate of Science degree from Springfield Community College and served as an Electronics Specialist in the United States Air Force.

        Peter Reich has served as Director of Power Medical Interventions Deutschland (PMID) since February 2003. Mr. Reich distributed PMID products through Krauth Medical from 2001 until PMID was established in 2003. Mr. Reich has over 20 years experience in the medical device industry. Prior to PMID, Mr. Reich held various positions with Auto Suture Deutschland/Tyco Healthcare, a company that manufactures and sells surgical stapling devices, electrosurgical and breast biopsy devices. Mr. Reich's positions with Auto Suture included Sales Representative, Product Manager, Regional Sales Manager, National Sales Manager and General Manager. Mr. Reich holds a degree in Business Management from Technical University, Lüneburg, Germany.

        Akihisa Akao has served as President of Power Medical Interventions Japan (PMIJ) since December 2006. Mr. Akao's career spans over 33 years in sales and marketing in the healthcare industry in Japan. He has served since February 1999 as President of White Moon Medical, Inc., a consulting company that provides advice to early-stage companies seeking to enter the Japanese medical products market. Mr. Akao served as General Manager of PMIJ from January 2001 to September 2005. From 1999 to 2000, he served as President of E-Med Japan, an application service provider for medical professionals and consumers. He served as representative at the liaison office in Japan for Arteria Vascular Engineering Inc. from June 1997 to December 1998. He held the position of Nations Sales Manager and was a member of the board of directors for Nellcor-CMI Inc., a joint venture between Nellcor (US) and Century Medical Inc. (Japan) from November 1993 to May 1997. Prior to that, he held various positions with Century Medical, Inc. from April 1976 to June 1993, including most recently as National Sales Manager, cardiology II department. Mr. Akao received a B.A. in Electronic Engineering from Doshisha University, Kyoto, Japan.

EXECUTIVE COMPENSATION

Compensation Committee Report

  Overview

        This Compensation Discussion and Analysis discusses our policies and programs for compensating our President and Chief Executive Officer ("CEO"), Chief Financial Officer and certain other executive officers (collectively, the "named executive officers") in 2008. It provides information regarding the objectives and policies we apply in making compensation decisions and is accompanied by tabular disclosure and additional explanations of historical compensation paid to our named executive officers.

Objectives of Our Compensation Policy

        We operate in an extremely competitive and rapidly changing industry. Our Compensation Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for our success and should be determined within a framework that is intended to reward individual contribution and strong financial performance by our company. Within this overall philosophy, the Compensation Committee's objectives are to:

  •
  attract, motivate and retain outstanding individual named executive officers;

  •
  offer a total compensation program that takes into consideration information available to us concerning the compensation practices of other companies with which we compete for executive talent;

  •
  provide incentives for superior Company and individual named executive officers performance by paying competitive compensation, and by basing a significant portion of compensation upon achieving that performance; and

  •
  align the financial interests of executive officers with those of shareholders by providing significant long-term equity-based incentives.

        Our compensation policy is designed to fairly reward our executives for their past efforts on our behalf and to encourage excellent performance in the future by affording them an opportunity to share in our success.

        Our Compensation Committee also believes that the proportion of an individual's total compensation that is dependent on individual and company performance objectives should increase as that individual's business responsibilities increase.

        Overall, our compensation program is designed to reward individual and Company short-term and long-term performance. As discussed further below, a significant portion of named executive officer compensation is comprised of a combination of annual cash bonuses, which reward annual Company and executive performance, and equity compensation, which rewards long-term Company performance. We believe that by weighting total compensation in favor of the bonus and long-term incentive components of our total compensation program, we appropriately reward individual achievement while at the same time providing incentives to achieve the Company's strategic and financial objectives. We also believe that salary levels should be reflective of individual performance, and therefore we factor this into the adjustment of base salary levels each year.

  Role of Our Compensation Committee and Role of Our Executive Officers in the Compensation Process

        Our Compensation Committee makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers, which are considered and acted upon by our Board of Directors. Our Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the listing standards of NASDAQ, the rules of the Securities and Exchange Commission and the relevant securities laws, and that each member is an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee is responsible for determining and implementing the Company's philosophy with respect to executive compensation. Accordingly, the role of the Compensation Committee is to oversee our compensation and benefit plans and policies, to administer our stock plans (including reviewing and approving equity grants to our officers) and to review and approve annually all compensation decisions relating to elected officers, including those for the named executive officers. The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives. The Compensation Committee's membership is determined by the Board. The Compensation Committee met six times and acted four times by written consent during 2008.

        The Compensation Committee operates pursuant to a charter approved by the Compensation Committee and the Board of Directors. The charter is posted on the Company's internet website at www.pmi2.com. The Compensation Committee's charter reflects the aforementioned responsibilities, and the Compensation Committee and the Board of Directors periodically review and revise the charter.

        We obtain industry compensation data on an informal basis from publicly available surveys, from interviews with new and departing employees, and from anecdotal evidence obtained from members of our Board of Directors. We have not engaged the services of a compensation consultant. Nor have we engaged in any systematic process of formal benchmarking of total compensation or of any element of compensation for our executive officers.

        The Compensation Committee has in the past typically considered recommendations made by the CEO regarding the performance, qualifications and proposed compensation for each executive officer, including himself. The CEO's recommendations encompass base salary, cash incentive awards and stock options. In 2008, the Compensation Committee approved, and the Board of Directors subsequently adopted, the CEO's recommendations for executive officer salaries, bonuses and equity incentive grants with only minor adjustments. The CEO, who is also the Chairman of our Board of Directors, has generally participated in deliberations and determinations of the Board concerning compensation of our executive officers other than himself but has not participated in Board deliberations or voted on matters relating to his own compensation.

        The Company's practice has been to enter into an employment agreement that includes severance provisions with the CEO and severance agreements with certain other named executive officers. The

Company competes against major medical device companies for qualified personnel. The Company believes that the Company's practice of entering into such agreements allows it to remain competitive in the market for qualified executives.

Elements of Compensation

        Executive compensation consists of the following:

  Base salary

        Base salary is intended to provide economic security for executive officers at a level sufficient to attract and retain talent. Base salaries are initially set by the Compensation Committee and incorporated into employment contracts, in the case of the CEO, and letter agreements, in the cases of certain other named executive officers. These salary levels are set based on the named executive officer's experience and performance with previous employers, pay levels for similar executives in companies about which we have anecdotal information and negotiations with individual named executive officers. Our Compensation Committee reviews the base salaries of our executive officers annually taking into account each executive officer's effectiveness in achieving any corporate and personal goals set for the previous year, his or her expected contribution for the coming year and the competitive data. Base salaries are also evaluated relative to other components of our compensation program to ensure the executives' total compensation and mix of components is consistent with our compensation objectives and philosophies. Included in this subjective determination is the Compensation Committee's evaluation of the development and execution of strategic plans and the exercise of leadership. The weight given such factors by the Compensation Committee may vary from one named executive officer to another.

2008 base salaries

        In December 2007, the Compensation Committee approved salary increases for 2008 for each of our then-serving named executive officers based upon our performance against Company objectives adopted for 2007 and each named executive officer's individual performance for that year in light of his or her individual annual performance goals and increased the CEO's base salary for 2008 to $385,000, as required by the terms of his 2007 amended and restated employment agreement. This represented an increase of 5.5% above the CEO's base salary rate in 2007.

        Mr. Gandolfo's salary increased by approximately 10% in 2008 over his 2007 salary. The salaries of Messrs. Malinouskas and Reich remained unchanged in 2008. Mr. Akao was hired in March 2008 and his salary did not change during the remainder of 2008.

2009 base salaries

        In December 2008, the Compensation Committee increased CEO's base salary for 2009 to $402,560, as required by terms of his 2007 amended and restated employment agreement. This represented a 4.6% increase above his base salary rate in 2008. In February 2009, the Company and the CEO entered into a Second Amendment to the Second Amended and Restated Employment Agreement pertaining to the CEO's service to the Company as its Chief Executive Officer. The CEO's annual base salary under the amended employment agreement is a minimum of $385,000, which shall be increased each year by the percentage increase in the U.S. Department of Labor Statistics Consumer Price Index for Urban Wage Earners and Clerical Workers and shall be reviewed annually for appropriate increases by the Board of Directors. The CEO's base salary for 2009 is $402,560.

        In January 2009, we entered into an employment agreement with Brian M. Posner pertaining to Mr. Posner's service as our Chief Financial Officer. Mr. Posner's base salary under the employment agreement is $250,000, which the Compensation Committee will review annually.

        In January 2009, we entered into an employment agreement with Joseph Camaratta pertaining to Mr. Camaratta's service as our Senior Vice President, Global Sales and Marketing. Mr. Camaratta's base salary under the employment agreement is $225,000, which the Compensation Committee will review annually.

  Annual incentive bonus plan

        In line with our strategy of rewarding performance, a significant part of the Company's executive compensation philosophy is the payment of cash incentives or bonuses to named executive officers based on an annual evaluation of individual and Company performance, considering several factors as discussed below. Our annual incentive bonuses are intended to reward executives for assisting us to achieve our annual corporate goals and for achieving individual performance objectives. These annual incentive bonuses are typically paid in cash within a few weeks after the end of each year. Financial goals for the company are determined by the Board of Directors at the beginning of each year and are subject to modifications by the Board during the year. The individual annual performance objectives for the CEO are determined by the Compensation Committee after negotiations with the CEO. The annual performance objectives for the other named executive officers are determined by the Compensation Committee after considering recommendations from the CEO. Target bonuses, usually expressed as a percentage of base salary, are also determined at the beginning of each year. The target bonus for the CEO for 2008 was calculable in accordance with a formula set forth in his amended and restated employment agreement after taking into account factors including the Company's revenues and operating loss recognized in fiscal 2008. The target bonus percentage for Mr. Gandolfo was 35%, as set forth in his employment agreement. There are no formal target bonus percentages for Messrs. Reich, Akao, and Malinouskas, but rather, bonuses are awarded at the Compensation Committee's discretion and are generally based upon the CEO's recommendations. The employment agreements that we entered into with each of Messrs. Posner and Camaratta provide that they will be eligible to participate in the Company's incentive compensation plan in place for senior management, with a targeted bonus for each executive of up to 35% of his respective base salary, subject to achievement of performance goals.

        The determinations as to whether we or the individual have achieved his or her respective goals, and the amounts of the annual incentive bonuses actually payable at the end of the year, are made by the Compensation Committee after considering recommendations from the CEO, including as to himself.

2008 short-term cash incentive plans

        In December 2008, the Compensation Committee approved a cash bonus for 2008 performance of $115,000 for Mr. Whitman. In determining the amount of Mr. Whitman's cash bonus, the Compensation Committee considered our corporate performance versus corporate objectives with respect to corporate revenue and operating income during 2008 as well as Mr. Whitman's performance versus his individual objectives. Corporate objectives upon which the Compensation Committee focused related to Company revenues, cost of goods and gross margin of the Company's products and cash burn in 2008. The Compensation Committee also approved cash bonuses for 2008 performance for Messrs. Malinouskas and Reich of $20,000 and €30,677 (approximately $43,377 as of December 31, 2008), respectively. In determining the amount of the cash bonus for each such named executive officer, the Compensation Committee considered the CEO's evaluation of the officer's performance during 2008, which focused on the performance of the functional area that each officer led during that period. The cash bonuses paid to Messrs. Malinouskas and Reich represented approximately 10% and 18% of each of their respective base salaries. The Compensation Committee did not award Messrs. Gandolfo and Akao a bonus for 2008 performance. Mr. Gandolfo resigned as our Chief Financial Officer effective December 26, 2008.

        Under the terms of the amended employment agreement the Company entered into with the CEO in February 2009, the CEO will be eligible to receive certain cash bonuses. Beginning in 2009, the CEO will be eligible to receive an annual cash bonus calculated based upon three factors (i) Company revenue, (ii) Company operating income, and (iii) achievement of performance goals as determined in the discretion of the Board of Directors. The targeted annual aggregate cash bonus is up to 50% of the CEO's base salary. The formula for determining the amounts of the CEO's annual aggregate bonus will assign different weights to each of the three factors, such that 60% of the targeted annual aggregate bonus will be based upon the Company's revenues; 25% of the targeted annual aggregate bonus will be based upon the Company's operating income; and 15% of the targeted annual aggregate bonus will be determined by the Board of Directors in its sole discretion based upon performance goals set by the Board. In addition, in the event the Company enters into a legally binding agreement relating to a Change of Control (as defined in the amended employment agreement), the CEO will be entitled receive an annual bonus equal to 50% of the CEO's then current base salary, plus an additional $25,000 upon closing of such transaction.

Long-term equity incentive program

        To date, all of the long-term equity incentives granted to our executive officers have been in the form of non-statutory stock options to purchase common stock. We believe option awards provide a vital link between the long-term results achieved for our stockholders and the rewards provided to named executive officers, thereby ensuring that such officers have a continuing stake in our long-term success. The purpose of equity compensation is to provide motivation to selected employees, directors and consultants of the Company to put forth maximum efforts toward the continued growth, progress and success of the Company by providing incentives to these employees, directors and consultants through the ownership and performance of the common stock of the Company. Equity-based compensation is paid in the form of stock options under our 2007 Equity Incentive Plan. The Compensation Committee believes that at this time in the Company's development, stock options are the form of equity compensation that provides the strongest alignment between the interests of grantees and the long-term interests of the Company's other stockholders. Grantees do not realize value from stock options absent an increase in value of the Company's Common Stock. Stock options typically vest over a four-year period following grant in an effort to motivate the grantees to continue in the service of the Company for an extended period of time. We do not have a program, plan or practice to time option grants in coordination with the release of material, non-public information, nor do we plan to time, nor have timed, our release of material, non-public information for the purpose of affecting the value of executive compensation.

        Our Board of Directors awards stock options to our executive officers based upon recommendations from our Compensation Committee. In formulating its recommendations, the Compensation Committee considers recommendations from the CEO. In determining the number of shares to be included in each stock option, the Compensation Committee considers the executive's responsibilities, expected future contribution to our operating results and equity compensation paid by other companies to similarly situated executive officers. The exercise prices of our stock option grants are set at the fair market value of a share of our stock at the time of the grant.

        Our Board of Directors grants stock options for new hires at regularly scheduled Board meetings and with exceptions described below, generally grants additional stock options, if any, to current employees once per year in connection with their annual performance evaluations, generally in December.

2008 equity incentive awards

        In January 2008, the Compensation Committee granted the CEO a non-qualified stock option to purchase 413,768 shares of our common stock. The timing of this grant and the number of shares purchasable under the stock option were prescribed in the CEO's 2007 amended and restated employment agreement. The stock option was granted under our 2007 Equity Incentive Plan and has an exercise price of $11.31 per share, which was the last reported sale price of our common stock on the NASDAQ Global Market on the date of grant. The stock option vests over 4 years in equal quarterly installments, with the first installment vesting on March 31, 2008.

        In April 2008, the Compensation Committee granted Mr. Gandolfo a non-qualified stock option to purchase 20,000 shares of our common stock. The stock option was granted under our 2007 Equity Incentive Plan and had an exercise price of $6.81 per share, which was the last reported sale price of our common stock on the NASDAQ Global Market on the date of grant. The stock option expired unexercised on March 26, 2009.

        In November 2008, our Compensation Committee granted Mr. Malinouskas a non-qualified stock option to purchase 30,000 shares of our common stock. The stock option was granted under our 2007 Equity Incentive Plan and has an exercise price of $1.77 per share, which was the last reported sale price of our common stock on the NASDAQ Global Market on the date of grant. The stock option vests as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the total shares at the end of each successive three month period following the first anniversary of the date of grant until the fourth anniversary of the date of grant.

        In March 2008, our Compensation Committee granted Mr. Reich a non-qualified stock option to purchase 10,000 shares of our common stock at an exercise price of $3.84, which represents the last reported sale price of our common stock on the NASDAQ Global Market on the date of each respective grant. These stock options were granted under our 2007 Equity Incentive Plan. The stock options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the total shares at the end of each successive three month period following the first anniversary of the date of grant until the fourth anniversary of the date of grant.

        During 2008, our Compensation Committee granted two stock options to Mr. Akao. In March 2008, Mr. Akao received a non-qualified stock option to purchase 25,000 shares of our common stock at an exercise price of $6.29 per share. In August 2008, Mr. Akao received a non-qualified stock option to purchase 10,000 shares of our common stock at an exercise price of $3.84 per share. The exercise prices associated with these stock options represent the last reported sale price of our common stock on the NASDAQ Global Market on the date of each respective grant. These stock options were granted under our 2007 Equity Incentive Plan. The stock options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the total shares at the end of each successive three month period following the first anniversary of the date of grant until the fourth anniversary of the date of grant.

2009 equity incentive awards

        In January 2009, in anticipation of the CEO's entering into a Second Amendment to the Second Amended and Restated Employment Agreement, the Compensation Committee granted the CEO a non-qualified stock option to purchase 250,000 shares of our common stock. The stock option was granted under our 2007 Equity Incentive Plan. The stock option has an exercise price of $0.35 per share, which was the last reported sale price of our common stock on the NASDAQ Global Market on the date of grant. The stock option vests as to 5,209 shares at the end of each month for a period of 48 months, beginning on January 31, 2009.

        In January 2009, the Board of Directors awarded each of Messrs. Posner and Camaratta an initial hire grant of stock options representing 150,000 shares of the Company's common stock that will vest as to 25% of the shares on the first anniversary of the date of grant and thereafter in equal monthly portions over the following 36 months following the first anniversary of the date of grant. In April 2009, the Board of Directors amended the initial hire grants of stock options to Messrs. Posner and Camaratta to provide that upon the occurrence of a "Change of Control" (as defined in the employment agreements we entered into with Messrs. Posner and Camaratta), Mr. Posner's and Mr. Camaratta's options shall accelerate such that all of the shares issuable pursuant to Mr. Posner's and Mr. Camaratta's options shall immediately vest.

  Severance and change of control benefits

        We provide severance benefits to certain of our named executive officers because we believe that such benefits are essential to recruiting and retaining qualified executive officers. The Company believes the right to severance benefits provides our named executive officers the assurance of security if their employment is terminated for reasons beyond their control. In addition, when a change in control is contemplated, named executive officers may face an uncertain future with the Company. We believe that these benefits alleviate the anxiety created by this uncertainty and allow the named executive officers to provide the most effective management during a period when a change in control is contemplated without being distracted by these attendant anxieties.

        Mr. Whitman is entitled to receive severance benefits upon certain qualifying terminations of employment based on applicable provisions in his employment agreement. This severance arrangement is intended to assist us in attracting and retaining qualified executives and provide for continuity of management in connection with a threatened or actual change in control transaction.

        Under Mr. Whitman's amended and restated employment agreement, if Mr. Whitman's employment is terminated by Mr. Whitman following a change in control, then Mr. Whitman shall be entitled to a severance payment equal to 300% of Mr. Whitman's then current salary, subject to certain reductions in accordance with various tax obligations of Mr. Whitman. In addition, if Mr. Whitman's employment is terminated by us without cause or upon our breach of the agreement, Mr. Whitman is entitled to receive his salary for the remainder of the term of the agreement, plus the continuation of certain health benefits and related payments, and all unvested stock options granted to Mr. Whitman under the agreement will immediately vest and become fully exercisable.

        The employment agreement we entered into with Mr. Posner provides that in the event the Company terminates Mr. Posner without "Cause" (as defined in the employment agreement) (i) prior to a Change of Control, Mr. Posner will be entitled to receive severance payments in an amount equal to his base salary in effect as of the date immediately prior to such termination for a period of six months; or (ii) on or after a Change of Control, Mr. Posner will be entitled to receive severance payments in an amount equal to his base salary in effect as of the date immediately prior to such termination for a period of twelve months.

        The employment agreement we entered into with Mr. Camaratta provides that in the event the Company terminates Mr. Camaratta without "Cause" (as defined in the employment agreement) (i) prior to the six month anniversary of the effective date of the Employment Agreement (January 5, 2009), Mr. Camaratta will be entitled to receive severance payments in an amount equal to his base salary in effect as of the date immediately prior to such termination for a period of two months; (ii) on or after the six month anniversary of the effective date of the employment agreement but on or before the twenty-four month anniversary of the effective date of the employment agreement, Mr. Camaratta will be entitled to receive severance payments in an amount equal to his base salary in effect as of the date immediately prior to such termination for a period of four months; or (iii) after the twenty-four month anniversary of the effective date of the employment agreement, Mr. Camaratta will be entitled to receive severance payments in an amount equal to his base salary in effect as of the date immediately prior to such termination for a period of six months.

        None of our other named executive officers is contractually entitled to severance benefits.

  Perquisites and other compensation

        We also provide other benefits to certain of our executive officers that are not tied to any formal individual or company performance criteria and are intended to be part of a competitive overall compensation program. For 2008, these benefits included payment of term life insurance premiums, certain automobile and cell phone expenses, payment of premiums for disability insurance, and in the case of the CEO, we compensate the CEO up to $10,000 annually to cover income taxes owed in connection with the previously mentioned perquisites. See "—Summary Compensation Table."

401(k) Plan

        We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) plan provides that each participant may contribute up to 15% of his or her pre-tax compensation, up to the statutory limit, which is $16,500 for calendar year 2009. Participants who are 50 years or older can also make catch-up contributions, which in calendar year 2009 may be up to an additional $5,500 above the statutory limit. Under the 401(k) plan, each participant is fully vested in his or her deferred salary contributions, including any matching contributions by us, when contributed. Participant contributions are held and invested by the plan's trustee. The plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. In 2008, we did not match participant contributions.

        Because the Compensation Committee determines whether and how much cash bonus to pay each named executive officer based on a discretionary review of Company and individual performance, named executive officers' bonuses are not considered to be "performance based" under Section 162(m) of the Internal Revenue Code. Therefore, the Company may not be able to deduct, on its corporate tax return, all of a named executive officer's base salary and bonus if the total amount of such base salary and bonus (and other compensation considered under Section 162(m) of the Code) exceeds $1,000,000 in that fiscal year. In 2008, the Company did not lose any tax deductions for such compensation deemed to not be considered "performance-based".

Compensation of Our Executive Officers

  Summary Compensation Table

        The following table provides information regarding the compensation earned during the years ended December 31, 2008, 2007 and 2006 by our President, Chief Executive Officer and Chairman, our Chief Financial Officer and each other person who served as an executive officer during 2008, who was in office on December 31, 2008 and whose total compensation exceeded $100,000 for the year ended December 31, 2008. We refer to these officers as our named executive officers.

Summary Compensation

Name and Principal Position	Year	Salary ($)		Option Awards ($)		Bonus ($)		All Other Compensation ($)(1)		Total ($)
Michael P. Whitman	2008	$385,000		$777,789	(2)	$115,000	(3)	$57,255	(4)	$1,335,044
President, Chief Executive Officer	2007	365,000		423,548	(2)	127,250	(3)	69,915	(5)	985,713
and Chairman	2006	320,000		80,626	(2)	115,000	(3)	37,216	(6)	552,842
John P. Gandolfo(7)	2008	275,000		175,187	(2)	—		15,742	(8)	465,929
Former Chief Financial Officer	2007	245,153		631,386	(2)	37,275	(9)	4,385	(10)	918,199
Peter Reich	2008	238,604	(11)	2,065	(2)	43,377	(11)	21,958	(12)	306,004
General Manager Power Medical Interventions Deutschland
Akihisa Akao	2008	230,625	(13)	22,592	(2)	—		—		253,217
President Power Medical Interventions Japan
Donald Malinouskas	2008	195,000		30,120	(2)	20,000		—		245,120
Senior Vice President, Research & Development

The Company does not maintain a formal Non-Equity Incentive Compensation Plan

(1)
The value of certain perquisites or personal benefits is not included in the amounts disclosed for certain named executive officers because the aggregate value of such benefits and perquisites did not exceed $10,000.

(2)
Represents share-based compensation expense incurred for the year ended December 31, 2008, 2007, and 2006, respectively as applicable, related to the vesting of options as computed in accordance with SFAS 123(R).

(3)
Consists of a discretionary cash bonus of $115,000 earned in 2008; a discretionary cash bonus of $72,500 earned in 2007, and a performance cash bonus of $54,750 in connection with the successful market launch of our new i60 product in 2007, as provided by Mr. Whitman's employment agreement; and a discretionary bonus of $115,000 earned in 2006.

(4)
Consists of premiums paid for life insurance in the amount of $3,325, an automobile allowance totaling $18,000 and a cell phone allowance in the amount of $8,761, legal fees paid on Mr. Whitman's behalf to cover employment contract negotiation services in the amount of $13,155 and amounts paid to Mr. Whitman to cover a portion of the income taxes owed for these benefits in the amount of $14,014.

(5)
Consists of premiums paid for life insurance in the amount of $3,325, an automobile allowance totaling $18,000 and a cell phone allowance in the amount of $4,645, legal fees paid on Mr. Whitman's behalf to cover employment contract negotiation services in the amount of $28,351 and amounts paid to Mr. Whitman to cover a portion of the income taxes owed for these benefits in the amount of $15,594.

(6)
Consists of premiums paid for life insurance in the amount of $3,325, an automobile allowance totaling $18,000, and amounts paid to Mr. Whitman to cover a portion of the income taxes owed for these benefits in the amount of $15,891.

(7)
Mr. Gandolfo was appointed as our chief financial officer on January 5, 2007 and resigned effective December 26, 2008.

(8)
Amount represents automobile allowance of $13,722 and accrued vacation pay of $2,020.

(9)
Amount represents a discretionary cash bonus of $37,275 earned in 2007.

(10)
Amount represents automobile allowance.

(11)
Dr. Reich was paid a base salary of 168,744€ and a bonus of 30,677€ in 2008. Amounts in table above have been converted into U.S. Dollars using a $1.414:1.0€ ratio in effect at December 31, 2008.

(12)
Amount represents automobile allowance of 15,529€ in 2008. Amount in table above has been converted into U.S. Dollars using a $1.414:1.0€ ratio in effect at December 31, 2008.

(13)
Mr. Akao was paid a base salary of ¥20,833,333 in 2008. Amount in table above has been converted into U.S. Dollars using a $0.01107: ¥1.0 ratio in effect at December 31, 2008.

Grants of Plan-Based Awards

        The following table sets forth information regarding all plan-based awards to our named executive officers during 2008.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Option Awards: Number of Securities Underlying Options (#)(1)
							Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (#)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Michael P. Whitman	1/23/2008	—	—	—	413,768	(2)	11.31	$2,555,762
John P. Gandolfo	4/9/2008	—	—	—	20,000	(3)	6.81	75,354
Peter Reich	8/15/2008	—	—	—	10,000	(4)	3.84	21,005
Akihisa Akao	3/27/2008	—	—	—	25,000	(4)	6.29	85,880
	8/15/2008	—	—	—	10,000	(4)	3.84	21,005
Donald Malinouskas	11/12/2008	—	—	—	30,000	(4)	1.77	30,093

(1)
Represents the aggregate full grant date fair value of stock options awarded to each named executive officer in 2008 as computed in accordance with SFAS 123(R). See Note 2 to the consolidated financial statements of the Company's Annual Report for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards.

(2)
Stock option vests in equal quarterly installments over four years.

(3)
Mr. Gandolfo resigned effective December 26, 2008 and 100% of his outstanding options expired without exercise.

(4)
Stock options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the total shares at the end of each successive three month period following the first anniversary of the date of grant until the fourth anniversary of the respective date of grant.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding all outstanding equity awards held by our named executive officers at December 31, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date
Michael P. Whitman	210,875	—	4.48	10/15/2013
	4,688	—	6.40	2/1/2015
	65,639	—	6.40	6/1/2015
	81,220	27,074	6.40	12/1/2015
	72,733	43,642	10.24	6/1/2016
	95,017	—	10.24	4/18/2017
	103,442	310,326	11.31	1/23/2018
John Gandolfo	52,441	—	10.24	3/26/2009
	3,722	—	14.25	3/26/2009
	2,500	—	6.81	3/26/2009

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date
Peter Reich	12,500	—	7.04	4/1/2013
	6,250	—	4.48	6/1/2014
	9,375	3,125	6.40	12/1/2015
	—	10,000	3.84	8/15/2015
Akihisa Akao	1,953	4,297	10.24	8/1/2017
	—	25,000	6.29	3/27/2008
	—	10,000	3.84	8/15/2015
Donald Malinouskas	1,875	—	6.40	3/16/2010
	10,938	—	7.04	4/1/2013
	7,500	—	4.48	10/15/2013
	1,563	—	4.48	1/15/2014
	13,671	1,954	6.40	5/1/2015
	13,607	4,536	6.40	12/1/2015
	3,750	11,250	14.25	12/14/2017
	—	30,000	1.77	11/12/2015

Stock Option Exercises and Stock Vested for 2008

        Our named executive officers did not exercise any stock options or hold any restricted stock, restricted stock unit or other similar equity-based award during the year ended December 31, 2008.

Potential Payments Upon Termination or Change in Control

        The following table provides estimates of the potential severance and other post-termination benefits Mr. Whitman would receive assuming his employment was terminated following the amendment of his employment agreement in February 2009. None of our other named executive officers who were employed by us as of December 31, 2008 was contractually entitled to severance benefits.

Potential Payments Upon Termination or Change in Control

Name	Cash Severance Payments		Continuation of Medical / Welfare Benefits (present value) ($)		Acceleration and Continuation of Equity Awards ($)(1)	Excise Tax Gross Up ($)	Total Termination Benefits ($)
Michael P. Whitman
Voluntary retirement	—		—		—	—	—
Involuntary, without cause termination	770,000	(2)	60,000	(3)	—	—	830,000
Involuntary, without cause termination after change in control	1,372,500	(4)	60,000	(3)	—	—	1,432,500

(1)
Represents the intrinsic value of stock options outstanding as of December 31, 2008. The closing market price of the Company's Common Stock on December 31, 2008 was $0.22 per share.

(2)
Represents base salary payable until December 31, 2010, the end of the employment term under Mr. Whitman's amended employment agreement.

(3)
Represents cash payments in lieu of group health benefits continuation, should such benefits not be available, until December 31, 2010, the end of the employment term under Mr. Whitman's amended employment agreement.

(4)
Represents (i) 300% of current base salary totaling $1,155,000, (ii) cash bonus equal to 50% of current base salary totaling $192,500 and (iii) a $25,000 transaction bonus upon completion of a transaction resulting in a change in control of the Company.

Pension Benefits for 2008

        Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the year ended December 31, 2008.

Nonqualified Deferred Compensation for 2008

        Our named executive officers did not earn any nonqualified deferred compensation from us during the year ended December 31, 2008.

Equity Compensation Plan Information

        We have two equity compensation plans under which shares are currently authorized for issuance: our 2007 Plan and our 2007 Employee Stock Purchase Plan. In addition, we have two equity compensation plans under which awards are currently outstanding but pursuant to which no future awards may be granted, our 2000 Plan and our 2004 Plan. All of our equity compensation plans were approved by our stockholders prior to our initial public offering in October 2007.

        Compensation Committee Report.    The information contained in this report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) included in this Proxy Statement with management. Based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission.

  Submitted by:

  The Compensation Committee of the Board of Directors

  Charles W. Federico, Chair
  Gerald Dorros, M.D.
  Lon E. Otremba

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

        The following table sets forth certain information with respect to beneficial ownership of our common stock, as of April 3, 2009, by:

  •
  each beneficial owner of 5% or more of the outstanding shares of our common stock;

  •
  each of our named executive officers and other executive officers;

  •
  each of our directors and nominees for election as director; and

  •
  all of our executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or convertible promissory notes held by that person that are currently exercisable or convertible, or exercisable within 60 days of April 3, 2009 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Power Medical Interventions, Inc., 2021 Cabot Boulevard, Langhorne, Pennsylvania 19047.

        Each stockholder's percentage ownership before the offering is determined in accordance with Rule 13d-3 under the Exchange Act, and is based on 17,152,465 shares of our common stock outstanding as of April 3, 2009. As of April 3, 2009, our outstanding convertible notes are convertible in accordance with their terms into an aggregate of approximately 2,600,000 million shares of our common stock. Except as set forth above, the table below assumes no conversion of these notes, and no exercise of stock options and warrants outstanding at April 3, 2009 to purchase an aggregate of approximately 3,974,000 shares of our common stock. Amounts under the heading "Right to Acquire" represent shares that may be acquired upon exercise of stock options or warrants exercisable within 60 days of the date of the table or upon conversion of our convertible promissory notes.

	Beneficial Ownership
Name and Address of Beneficial Owner	Shares Outstanding	Right to Acquire	Total	% of Outstanding
5% Stockholders
Boston Scientific Corporation One Boston Scientific Place Natick, Massachusetts 01760	2,205,417	9,060	2,214,477	12.9%
Gerald and Myra S. Dorros Revocable Trust(1) 1120 South Thunder Road Wilson, WY 83014	1,947,008	242,801	2,189,809	12.6%
BNP Paribas Arbitrage SNC(2) 787 Seventh Avenue New York, New York 10019	1,623,359	—	1,623,359	9.5%
Entities affiliated with NGN Capital LLC 369 Lexington Avenue New York, New York 10017	1,151,047	4,688	1,155,735	6.7%
Entities affiliated with Davidson Kempner Partners(3) 885 Third Avenue New York, New York 10022	935,152	—	935,152	5.5%

	Beneficial Ownership
Name and Address of Beneficial Owner	Shares Outstanding	Right to Acquire	Total	% of Outstanding
Executive Officers and Directors
Gerald Dorros, M.D.(4)	1,947,008	242,801	2,189,809	12.6%
Michael P. Whitman	253,123	708,391	961,514	5.4%
Donald Malinouskas	—	58,063	58,063	*
John C. Moran(5)	18,077	17,434	35,511	*
Peter Reich	—	29,687	29,687	*
James R. Locher III	4,687	19,622	24,309	*
Akihisa Akao	6,250	8,984	15,234	*
Charles W. Federico	3,000	2,866	5,866	*
Lon E. Otremba	—	3,788	3,788	*
Mary Kay Scucci	2,000	977	2,977	*
Brian M. Posner	—	—	—	*
Joseph Camaratta	—	—	—	*
All current directors and executive as a group (12 persons)	2,234,145	1,092,613	3,326,758	18.2

(1)
Includes securities owned by our director Gerald Dorros, M.D.

(2)
Based solely upon the Schedule 13F of BNP Paribus Arbitrage filed with the SEC on September 25, 2008.

(3)
Based solely upon the Schedule 13G/A of Davidson Kempner Partners filed with the SEC on February 17, 2009, with respect to common stock owned as of that date.

(4)
Includes securities owned by the Gerald and Myra S. Dorros Revocable Trust. Dr. Dorros disclaims beneficial ownership of the shares held by the Gerald and Myra S. Dorros Revocable Trust except to the extent of his pecuniary interest therein.

(5)
The Right to Acquire column includes 2,718 shares issuable upon exercise of a common stock purchase warrant held by Robin Hood Ventures 10A, LP. Mr. Moran is a limited partner of Robin Hood Ventures 10A, LP. Mr. Moran disclaims beneficial ownership of the securities held by Robin Hood Ventures 10, LP and Robin Hood Ventures 10A, LP.

PROPOSAL TWO—APPROVAL OF AN AMENDMENT TO EACH OF OUR 2000 STOCK OPTION PLAN, OUR 2004 STOCK INCENTIVE PLAN AND OUR 2007 EQUITY INCENTIVE PLAN, AS AMENDED TO ALLOW FOR ONE-TIME OPTION EXCHANGE PROGRAM FOR ELIGIBLE EMPLOYEES

        We are seeking stockholder approval of an amendment to each of our 2000 Stock Option Plan (the "2000 Plan"), our 2004 Stock Incentive Plan (the "2004 Plan") and our 2007 Equity Incentive Plan, as amended (the "2007 Plan") to allow for a one-time stock option exchange program (the "Exchange Program"). We refer to the 2000 Plan, the 2004 Plan and the 2007 Plan collectively as the "Plans" throughout this Proxy Statement. The Exchange Program was approved by our Board of Directors and Compensation Committee on November 12, 2008, and by written consent effective as of April 24, 2009, as described in detail in Proposal Three. If approved, the Exchange Program will permit our current employees to exchange certain outstanding stock options granted under the Plans with an exercise price per share equal to or greater than $5.00 for new equity awards. In addition, if approved, the Exchange Program will permit our Chief Executive Officer to exchange the stock option granted to him on January 23, 2008 to purchase 413,768 shares of our common stock at an exercise price per share of $11.31 for a new stock option to purchase 250,000 shares of our common stock. Other than our Chief Executive Officer (but only with respect to the option described in the preceding sentence), no members of our Board of Directors or any of our officers will be permitted to participate in the Exchange Program.

        In order to permit the Company to implement the Exchange Program, our Board of Directors approved an amendment to each of the Plans, subject to approval of such amendments by our stockholders.

        If approved by our stockholders, the amendment to the 2000 Plan will add the following sentence to the end of Section 7 thereof:

            Notwithstanding any other provision of the Plan to the contrary, the Committee may provide for, and the Company may implement, a one-time-only option exchange program, pursuant to which certain outstanding options granted under the Plan could, at the election of the person holding such option, be tendered to the Company for cancellation in exchange for the issuance of new awards under our 2007 Equity Incentive Plan. Such option exchange program will be on the terms and conditions established by the Committee and will be subject to the approval of the Company's stockholders.

        If approved by our stockholders, the amendment to the 2004 Plan will add a new Section 19.3 to the 2004 Plan which will contain the following language:

            Notwithstanding any other provision of the Plan to the contrary, the Committee may provide for, and the Company may implement, a one-time-only option exchange program, pursuant to which certain outstanding Options granted under the Plan could, at the election of the person holding such Option, be tendered to the Company for cancellation in exchange for the issuance of new awards under our 2007 Equity Incentive Plan. Such option exchange program will be on the terms and conditions established by the Committee and will be subject to the approval of the Company's stockholders.

        If approved by our stockholders, the amendment to the 2007 Plan will delete the first paragraph of Section 13 of the 2007 Plan and replace it with the following language:

            The Board may at any time amend or discontinue the Plan, and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Provided, however, that neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option or Stock Appreciation Right, whether through amendment, cancellation and regrant, exchange or any other means, except for changes made pursuant to Section 3(c). Notwithstanding the foregoing or any other provision of the Plan to the contrary, the Committee may provide for, and the Company may implement, a one-time-only option exchange program, pursuant to which certain outstanding options granted under the Plan, the Company's 2000 Stock Option Plan and the Company's 2004 Stock Incentive Plan could, at the election of the person holding such options, be tendered to the Company for cancellation in exchange for the issuance of new Awards under the Plan, including the issuance of a new Stock Option covering fewer shares with a lower exercise price. Such option exchange program will be on the terms and conditions established by the Committee and will be subject to the approval of the Company's stockholders.

Summary of the 2000 Plan

        The 2000 Plan was adopted by the Company in 2000. Effective April 24, 2009, the Board of Directors approved the amendment to the 2000 Plan that is the subject of this Proposal Two, subject to the approval of our stockholders at the Annual Meeting. The following is a summary of the material terms and provisions of the 2000 Plan, as amended. The summary does not purport to be a complete description of all of the provisions of the 2000 Plan. A full copy of the 2000 Plan, as amended, is attached to this Proxy Statement as Exhibit A.

        Purpose.    The purpose of the 2000 Plan is to provide additional incentives to officers, directors and key employees of, and important consultants to, us and our parents and subsidiaries by encouraging them to invest in shares of our common stock.

        Term.    The 2000 Plan will expire on the tenth anniversary of its effective date.

        Administration and Eligibility.    The 2000 Plan is administered by the Option Committee of our Board of Directors. All officers, directors and key employees of, and consultants to, us and our parents and subsidiaries are eligible to receive awards under the 2000 Plan.

        Shares Subject to the 2000 Plan.    As of April 3, 2009, no shares remained available for future issuance under the 2000 Plan. To the extent that an option granted under the 2000 Plan is terminated before it is exercised, the number of shares covering those options will generally be available for grant under the 2007 Plan. A participant may not receive options under the 2000 Plan for more than 20% of the total number of shares authorized for issuance under the 2000 Plan. In addition, if there is any change in our corporate capitalization, such as a stock split, stock dividend, combination of shares, recapitalization, merger, consolidation, transfer of assets or reorganization, the Option Committee will adjust the number and kind of shares which may be issued under the 2000 Plan.

        Types of Awards.    The 2000 Plan permits the grant of both non-statutory stock options and incentive stock options intended to qualify for special tax treatment. The holder of an option is entitled to purchase a number of shares of common stock at a specified exercise price during a specified period of time, as determined by the Option Committee. The term of an incentive stock option may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a 10% stockholder) and the exercise price for incentive stock options must be equal to at least the fair market value of our common stock on the date the option is granted (or 110% of the fair market value of our common stock if the grantee is a 10% stockholder). The term of a non-statutory stock option may not exceed ten years from the date of grant and there are no restrictions on the exercise price of non-statutory stock options.

Other Provisions.

        Prohibition on Repricing.    The 2000 Plan does not currently address stock option repricing. However, upon approval of the Company's stockholders of this Proposal, the Compensation Committee of the Board of Directors may provide for, and the Company may implement (subject to stockholder approval), a one-time only option exchange program, pursuant to which certain outstanding options could, at the election of the person holding such option, be tendered to the Company for cancellation in exchange for a new equity award under the 2007 Plan.

        New Plan Benefits.    All awards to officers, employees, directors or consultants under the 2000 Plan are made at the discretion of the Option Committee. However, no further awards are authorized for issuance under the 2000 Plan and no awards were issued under the 2000 Plan during the period beginning January 1, 2008 and ending April 3, 2009.

Summary of the 2004 Plan

        The 2004 Plan was adopted by the Company in September 2004. Effective April 24, 2009, by written consent, the Board of Directors approved the amendment to the 2004 Plan that is the subject to this Proposal Two, subject to the approval of our stockholders at the Annual Meeting. The following is a summary of the material terms and provisions of the 2004 Plan, as amended. The summary does not purport to be a complete description of all of the provisions of the 2004 Plan. A full copy of the 2004 Plan, as amended, is attached to this Proxy Statement as Exhibit B.

        Purpose.    The purpose of the 2004 Plan is to provide the benefits of capital stock ownership to employees, officers, directors, consultants and advisors who provide services to us, our parent or our subsidiary, as an incentive to contribute to the Company's future growth and success.

        Term.    The 2004 Plan became effective on the date of its adoption by our Board of Directors and will expire on the day next preceding the tenth anniversary of its effective date.

        Administration and Eligibility.    The 2004 Plan is administered by our Board of Directors. All employees, officers, directors, consultants or advisors who provide services to us are eligible to receive awards under the 2004 Plan.

        Shares Subject to the 2004 Plan.    The number of shares of our common stock originally available for issuance under the 2004 Plan was 3,749,693. As of April 3, 2009, no shares remained available for future issuance under the 2004 Plan. To the extent that an award granted under the 2004 Plan expires, terminates or is forfeited or repurchased by the Company, the number of shares covering the award generally will again be available for grant under the 2007 Plan. In addition, if there is any change in our corporate capitalization, such as a stock split, stock dividend, combination of shares, recapitalization, merger, consolidation, transfer of assets or reorganization, the Board of Directors will adjust the number and kind of shares available for issuance under the 2004 Plan, and, in certain cases, the number and kind of shares subject to outstanding options and the price for each share subject to any then outstanding options.

Types of Awards.

        Options.    The 2004 Plan permits the grant of both incentive stock options and non-statutory stock options. The holder of an option is entitled to purchase a number of shares of common stock at a specified exercise price during a specified period of time, as determined by the Board of Directors. The term of an incentive stock option may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a 10% stockholder) and the exercise price for incentive stock options must be equal to at least the fair market value of our common stock on the date the option is granted (or 110% of the fair market value of our common stock if the grantee is a 10% stockholder). The term of a non-statutory stock option may not exceed ten years from the date of grant and there are no restrictions on the exercise price of non-statutory stock options.

        Restricted Stock.    The 2004 Plan also permits the grant of restricted stock awards. A restricted stock award entitles the recipient to receive shares of our common stock subject to such restrictions and conditions as determined by the Board of Directors. The conditions may include continued employment and/or achievement of pre-established performance goals and objectives.

Other Provisions.

        Effect of Certain Transactions.    The 2004 Plan provides that in the event of a consolidation or merger or a sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Board of Directors may, in its discretion, take any of the following actions with respect to some or all of the outstanding options:

  •
  provide that the options will be assumed, or equivalent options will be granted, by the surviving corporation;

  •
  provide that all options will be cancelled unless exercised prior to the consummation of the transaction;

  •
  provide that all outstanding options will become exercisable in part or in full immediately prior to the transaction; or

  •
  in the event of a merger or consolidation under which holders of the common stock will receive consideration consisting solely of cash, each option may be canceled in exchange for a cash payment equal to the product of (i) the amount of cash to be received by the holder of a share of common stock upon the consummation of the transaction, less the exercise price per share of such option and (ii) the number of shares of common stock subject to such option.

        In addition, in such an event, all restricted stock awarded under the 2004 Plan will continue to be governed by the terms of the applicable restricted stock agreement, including the terms governing vesting.

        Termination of Employment.    Generally, upon a participant's termination of employment, all unvested options will be forfeited. In the event of a termination of employment by the Company other than for cause or by the participant, the participant will have three months (but not beyond the stated term of the option) following such termination to exercise any options that were vested and exercisable at the time of such termination. In the event of a termination of employment due to death or disability, the participant will have twelve months (but not beyond the stated term of the option) following such termination to exercise any options that were vested and exercisable at the time of such termination. All options (both vested and unvested) are forfeited immediately upon a termination by the Company for cause.

        Prohibition on Repricing.    The 2004 Plan does not currently address stock option repricing. However, upon approval of the Company's stockholders of this Proposal, the Compensation Committee of the Board of Directors may provide for, and the Company may implement (subject to stockholder approval), a one-time only option exchange program, pursuant to which certain outstanding options could, at the election of the person holding such option, be tendered to the Company for cancellation in exchange for a new equity award under the 2007 Plan.

        New Plan Benefits.    All awards to officers, employees, directors or consultants under the 2004 Plan are made at the discretion of the Compensation Committee. However, no further awards are authorized for issuance under the 2004 Plan and no awards were issued under the 2004 Plan during the period beginning January 1, 2008 and ending April 3, 2009.

Summary of the 2007 Plan

        The 2007 Plan was adopted by the Board of Directors in April 2007 and was approved by the stockholders in May 2007. An amendment to the 2007 Plan was adopted by the Board of Directors on January 23, 2008 and was approved by the stockholders on May 14, 2008. Effective April 24, 2009, the Board of Directors approved the amendment to the 2007 Plan that is the subject of this Proposal Two, subject to the approval of the Company's stockholders at the Annual Meeting. The following is a summary of the material terms and provisions of the 2007 Plan, as amended. The summary does not purport to be a complete description of all of the provisions of the 2007 Plan. A full copy of the 2007 Plan, as amended, is attached to this Proxy Statement as Exhibit C.

        Purpose.    The purpose of the 2007 Plan is to further align the interests of our current and future directors, executive officers, employees, consultants and advisors with the interests of our stockholders by giving them an opportunity to acquire an ownership interest (or increase an existing ownership interest) in our company through the acquisition of shares of our common stock.

        Term.    The 2007 Plan will expire on the tenth anniversary of its effective date.

        Administration and Eligibility.    The Compensation Committee of our Board of Directors administers the 2007 Plan. Officers, directors, employees of, and consultants and advisors to, the Company are eligible to receive awards under the 2007 Plan.

        Shares Subject to the 2007 Plan.    As of April 3, 2009 approximately 285,000 shares of common stock remained available for future issuance under the 2007 Plan, which could increase to the extent that shares subject to equity awards granted under the 2000 Plan or the 2004 Plan are subsequently forfeited, canceled or reacquired, expired, tendered in payment of the exercise price or otherwise terminated for any reason (other than by exercise).

        Types of Awards.    The 2007 Plan permits the award of options, stock awards, performance share awards and stock appreciation rights.

        Options.    Options may include non-statutory stock options as well as incentive stock options intended to qualify for special tax treatment. The holder of an option will be entitled to purchase a number of shares of common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The term of an incentive stock option may not exceed seven years (five years for 10% stockholders), and the exercise price of an incentive stock option must be at least equal to the fair market value of the underlying common stock on the date of grant (or 110% of fair market value on the date of grant for 10% stockholders). The exercise price of a non-statutory option must be at least equal to or greater than the fair market value of the underlying common stock on the date of grant.

        Stock Awards.    Stock awards may include restricted stock awards and unrestricted stock awards. Restricted stock awards are shares of common stock that are subject to forfeiture in the event the applicable service vesting or performance vesting conditions are not satisfied. Shares of restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of. Unrestricted stock awards represent shares of common stock that are free of any restrictions under the 2007 Plan. Shares of unrestricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, other than by will or the laws of descent and distribution. Holders of restricted or unrestricted stock awards have all the rights of a stockholder with respect to the shares of restricted stock or unrestricted stock awards, including voting and dividend rights.

        Performance Share Awards.    Performance share awards entitle the holder to acquire shares of common stock upon the attainment of performance goals specified by the Compensation Committee. The Compensation Committee has the discretion to determine the performance goals applicable under each performance share award, including continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company.

        Stock Appreciation Rights.    A stock appreciation right entitles the holder to elect to receive any appreciation in value of the underlying stock from the Company, either in shares of common stock or in cash or a combination of the two. The amount payable upon exercise of a stock appreciation right is measured by the excess of the market value of the underlying stock at exercise over the exercise price. The exercise price of a stock appreciation right must be at least equal to or greater than the fair market value of the underlying common stock on the date of grant.

Other Provisions.

        Change in Control.    The 2007 Plan provides that, upon a change in control (as defined in the 2007 Plan) of the Company:

  •
  each holder of an outstanding award may be entitled to receive, in lieu of shares of the Company's common stock, shares of such stock or other securities, cash or other property (or a combination thereof) as the holders of the Company's common stock receive in connection with such change in control;

  •
  the Compensation Committee may accelerate and waive any or all conditions and restrictions on each outstanding award under the 2007 Plan, effective on a date prior or subsequent to the effective date of the change in control;

  •
  the Compensation Committee may cancel each outstanding award as of the effective date of the change in control, subject to certain terms and conditions specified in the 2007 Plan; or

  •
  in the event of a merger or consolidation under which holders of the common stock will receive consideration consisting solely of cash, each option may be canceled in exchange for a cash payment equal to the product of (i) the amount of cash to be received by the holder of a share of common stock upon the consummation of the change in control, less the exercise price per share of such option and (ii) the number of shares of common stock subject to such option.

        Termination of Employment.    Generally, upon a participant's termination of employment, all unvested incentive stock options will be forfeited. In the event of a termination of employment by the Company other than for cause or by the participant, the participant will have three months (but not beyond the stated term of the option) following such termination to exercise any incentive stock options that were vested and exercisable at the time of such termination. In the event of a termination of employment due to death or disability, the participant will have twelve months (but not beyond the stated term of the option) following such termination to exercise any incentive stock options that were vested and exercisable at the time of such termination. In the event of a participant's normal retirement, the participant will have three months (but not beyond the stated term of the option) to exercise all incentive stock options that were vested and exercisable at the time of such retirement. All incentive stock options (both vested and unvested) are forfeited immediately upon a termination by the Company for cause. The Compensation Committee will determine the effect of a termination of employment on non-statutory stock options, stock appreciation rights, stock awards and performance share awards.

        Prohibition on Repricing Awards.    Without the approval of the Company's stockholders, no option or stock appreciation right may be amended to reduce its exercise price, whether through amendment, cancellation and regrant, exchange or any other means. However, upon approval of the Company's stockholders of this Proposal, the Compensation Committee may provide for, and the Company may implement (subject to stockholder approval), a one-time-only option exchange program, pursuant to which certain outstanding options could, at the election of the person holding such option, be tendered to the Company for cancellation in exchange for new equity awards granted under the 2007 Plan.

        New Plan Benefits.    All awards to officers, employees, directors or consultants under the 2007 Plan are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the 2007 Plan are not determinable at this time.

        Grants Under the 2007 Plan.    As of April 3, 2009, approximately 3,015,000 shares of our common stock were subject to outstanding options under the 2007 Plan, and approximately 285,000 shares remain available for future issuance under the 2007 Plan. Except for the foregoing outstanding grants, it is not possible at present to predict the number and type of grants that will be made or who will receive any other grants under the 2007 Plan after the Annual Meeting. The last reported sale price of a share of our common stock on April 3, 2009, was $0.45 per share.

Federal Income Tax Consequences

        The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the Plans.

        Options.    Options may be granted under each of the Plans. Such options may be either incentive stock options which satisfy the requirements of Code Section 422 or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  •
  Incentive options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

  •
  Upon a qualifying disposition of the shares, the optionee will recognize a long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a short-term or long-term capital gain or loss (depending on whether the shares were held for more than twelve months).

  •
  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the participant's disposition of the purchased shares.

  •
  Non-statutory options. No Federal income tax is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option.

Stock Awards.

        Stock awards may be granted under both the 2004 Plan and the 2007 Plan. If a participant is awarded or purchases shares, the amount by which the fair market value of the shares of common stock on the date of award or purchase exceeds the amount paid for the shares will be taxed to the participant as ordinary income. The Company will be entitled to a deduction in the same amount. The participant's tax basis in the shares acquired is equal to the shares' fair market value on the date of acquisition. On a subsequent sale of any shares of common stock, the participant will realize capital gain or loss (long-term or short-term, depending upon whether the period the shares of common stock were held was more than one year before sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

        If a participant is awarded or purchases shares of common stock that are subject to a vesting schedule, the participant is deemed to receive an amount of ordinary income equal in excess of the fair market value of the shares at the time those shares vest over the amount (if any) paid for such shares by the participant. The Company is entitled to a deduction equal to the amount of the income recognized by the participant.

        Code Section 83(b) permits a participant to elect, within thirty days after the transfer of any shares subject to a vesting schedule to him or her, to be taxed at ordinary income rates on the excess of the fair market value of the shares at the time of the transfer over the amount (if any) paid by the participant for such shares. Withholding taxes will be collected at that time. If the participant makes a Code Section 83(b) election, any later appreciation in the value of the shares of common stock is not taxed as ordinary income, but instead is taxed as capital gain or loss (long-term or short-term, depending upon whether the shares have been held for more than twelve months) when the shares of common stock are sold or transferred.

        Performance share awards.

        Performance share awards may be granted under the 2007 Plan. No taxable income is recognized upon receipt of performance share awards. The holder will recognize ordinary income in the year in which the shares subject to the award are actually issued. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued or the cash amount is paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Stock appreciation rights.

        Stock appreciation rights may be granted under the 2007 Plan. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Deductibility of Executive Compensation.    We anticipate that any compensation deemed paid by us in connection with the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, we believe that the compensation deemed paid with respect to options granted under the Plans and stock appreciation rights granted under the 2007 Plan will remain deductible by us without limitation under Code Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the 2004 Plan or the 2007 Plan will be subject to the $1 million limitation.

        Application of Code Section 409A.    Non-statutory stock options, stock appreciation rights or performance share awards may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Code Section 409A and the requirements of Code Section 409A are not satisfied. Non-statutory stock options and stock appreciation rights may constitute deferred compensation if they are granted with an exercise price or base price, as the case may be, that is less than the fair market value of our common stock on the date of grant.

        Tax Withholding.    We have the right, under the 2004 Plan and the 2007 Plan, to require that participants pay to us an amount necessary for us to satisfy our Federal, state or local tax withholding obligations with respect to awards granted under the 2004 Plan and the 2007 Plan. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Compensation Committee may permit a participant to satisfy our withholding obligation with respect to awards paid in shares of our common stock by having shares withheld, at the time the awards become taxable, provided that the number of shares withheld does not exceed the individual's minimum applicable withholding tax rate for Federal, state and local tax liabilities.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2008 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (a)	WEIGHTED AVERAGE EXERCISE PRICE PER SHARE OF OPTIONS, WARRANTS AND RIGHTS ($) (b)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a) (c)
Equity compensation plans approved by security holders(1)	2,456,124	$7.20	890,981	(2)(3)(4)
Equity compensation plans not approved by security holders(5)	—	—	—
Total	2,456,124	$7.20	890,981

(1)
Consists of the Company's 2007 Plan, 2004 Plan, 2000 Plan and 2007 Employee Stock Purchase Plan.

(2)
Includes shares of common stock available for future issuance under the 2007 Plan, and the 2007 Employee Stock Purchase Plan. No further shares are available for issuance under the 2004 Plan or the 2000 Plan.

(3)
As of December 31, 2008, 844,133 shares of common stock were available for issuance under the 2007 Plan. Shares reserved for issuance under this plan may be issued upon the exercise of stock options or stock appreciation rights or pursuant to awards such as restricted stock awards or performance share awards.

(4)
As of December 31, 2008, 46,848 shares were reserved for issuance under the 2007 Employee Stock Purchase Plan.

(5)
There are no equity compensation plans that have not been approved by security holders.

Vote Required for Approval of the Amendments

        The affirmative vote of a majority of the total votes cast on the Proposal, either in person or by proxy, will be required to approve this Proposal. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved.

        If you are both a stockholder and eligible to participate in the Exchange Program with respect to Options you have been awarded under the Plans, voting to approve the Exchange Program does not constitute an election to participate in the Exchange Program.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TWO, APPROVAL OF AMENDMENTS TO THE 2000 STOCK OPTION PLAN, THE 2004 STOCK INCENTIVE PLAN AND THE 2007 EQUITY INCENTIVE PLAN, AS AMENDED, TO ALLOW FOR A ONE-TIME OPTION EXCHANGE PROGRAM FOR ELIGIBLE EMPLOYEES.

 PROPOSAL THREE—APPROVAL OF A ONE-TIME OPTION EXCHANGE PROGRAM FOR ELIGIBLE EMPLOYEES

        Our Board of Directors has approved, subject to stockholder approval, a one-time stock option exchange program (the "Exchange Program"), which will permit our current employees and our Chief Executive Officer (but only with respect to the stock option granted to him on January 23, 2008 to purchase 413,768 shares of our common stock at an exercise price per share of $11.31) to exchange certain outstanding stock options granted to them under our 2000 Stock Option Plan, our 2004 Stock Incentive Plan and our 2007 Equity Incentive Plan (which we refer to collectively in this Proxy Statement as the "Plans") for new equity awards under our 2007 Equity Incentive Plan (the "2007 Plan"). Other than our Chief Executive Officer (but only with respect to the option described in the preceding sentence), none of our officers or members of our Board of Directors will be permitted to participate in the Exchange Program. The Exchange Program will not be implemented without stockholder approval. In addition, the Exchange Program will not be implemented unless Proposal Two is approved by our stockholders, even if the Exchange Program itself is approved by our stockholders.

        Our Board of Directors designed the Exchange Program to increase the retention and motivational value of awards granted under the Plans and to bring the Plans closer to achieving the purposes for which they were intended—incentivizing, motivating and rewarding officers and employees, aligning the interests of officers, employees and other service providers with those of our stockholders by encouraging stock ownership, and assisting the Company in attracting and retaining the services of these individuals whose long-term employment or service is essential to the Company's success. The Exchange Program will also enhance long-term stockholder value by reducing the Company's equity award overhang through cancellation of outstanding stock options that currently provide no meaningful retention or incentive value to our employees and reduce potential dilution to our stockholders in the event of significant increases in value of our common stock.

        Equity awards are very important in attracting, retaining and motivating our employees and are an integral component of our compensation philosophy. The decline of the Company's stock price over the previous years has posed a challenge to the overall goal of motivating and retaining the Company's employees. Many of the stock options that were granted in recent years now have exercise prices that are well above the current market price of our stock and, as such, are ineffective as retention or incentive tools for future performance. As of April 3, 2009, options to purchase approximately 3,015,000 shares of our common stock were outstanding. Of these options, approximately 79% were "underwater" (which means that the exercise price of the option is greater than the fair market value of our common stock) and approximately 50% had an exercise price equal to or greater than $5.00 per share.

        If our stockholders do not approve the Exchange Program, eligible options will remain outstanding and in effect in accordance with their existing terms. We will continue to recognize compensation expense for these options, even though they may have little or no retention or incentive value.

Summary of Material Terms of the Exchange Program

        1.    Offer to Exchange Options.    Under the Exchange Program, Eligible Participants (as defined below) will be given a one-time opportunity to exchange their Eligible Options (as defined below) for Replacement Shares (as defined below) or, with respect to our Chief Executive Officer, Michael Whitman, a Replacement Option (as defined below). All Replacement Shares and Replacement Options will be issued under the 2007 Plan. Eligible Options that are surrendered under the Exchange Program will be canceled, and Replacement Shares will be granted on a two-for-one basis. One-half of the total number of shares underlying options that are canceled under the Exchange Program will become available for future issuance under the 2007 Plan.

        2.    Eligible Participants.    An option holder will be eligible to participate in the Exchange Program if he or she (i) is an active employee of the Company or one of our subsidiaries on the date on which the Exchange Program expires and has not submitted or received a notice of termination of employment on or before the date on which the Exchange Program expires, and (ii) holds an Eligible Option that has not expired or been exercised on or before the date on which the Exchange Program expires. In general, none of our officers or members of our Board of Directors are eligible to participate in the Exchange Program; however, our Chief Executive Officer, in accordance with the terms of the Second Amendment to the Second Amended and Restated Employment Agreement, dated as of February 6, 2009, by and between him and the Company, is eligible to participate in the Exchange Program only with respect to the option granted to him on January 23, 2008 to purchase 413,768 shares of our common stock at an exercise price of $11.31 per share. If the Exchange Program had commenced on April 3, 2009, approximately 77 of our employees, including Mr. Whitman, would constitute "Eligible Participants." Participation in the Exchange Program will be voluntary.

        3.    Eligible Options.    An option will constitute an "Eligible Option" if (i) it was granted under one of the Plans, (ii) has an exercise price equal to or greater than $5.00 per share, (iii) is held by an Eligible Participant and (iv) is outstanding on the expiration date of the Exchange Program. With respect to Mr. Whitman, only the option granted to him by us on January 23, 2008 to purchase 413,768 shares of our common stock at an exercise price of $11.31 per share is an "Eligible Option." Mr. Whitman's Eligible Option currently vests over 4 years in equal quarterly installments, with the first installment having vested on March 31, 2008. As of April 3, 2009, Mr. Whitman's Eligible Option is vested and exercisable with respect to 129,303 shares of our common stock.

        The table below shows, as to each of the Named Executive Officers and the various other indicated individuals and groups, the number of shares of common stock subject to options granted under the Plans and the number of shares of common stock subject to stock awards and performance share awards through April 3, 2009, that are Eligible Options in the Exchange Program, together with the weighted average exercise price payable per share.

Power Medical Interventions
Eligible Option Table

Name	NUMBER OF OPTION SHARES	WEIGHTED AVERAGE EXERCISE PRICE PER SHARE ($)	NUMBER OF SHARES UNDERLYING STOCK AWARDS AND PERFORMANCE SHARE AWARDS
Michael P. Whitman	413,768	11.31	—
Brian M. Posner	—	—	—
Joseph Camarrata	—	—	—
Donald Malinouskas	61,581	8.43	—
Akihisa Akao	31,250	7.08	—
Peter Reich	25,000	6.72	—
All current named executive officers as a group (6) persons	531,599	10.51	—
All current employees, including current officers who are not named executive officers, as a group (73 persons)	369,002	8.55	—

        4.    Replacement Shares.    With the exception of the Eligible Option held by Mr. Whitman, each Eligible Option tendered for exchange will be exchanged for that number of shares of our common stock (the "Replacement Shares") determined by dividing the number of shares subject to the Eligible Option by two, and rounding down to the next whole share. All Replacement Shares will be issued under the 2007 Plan on the first business day following the expiration of the Exchange Program and will have the same vesting terms as the Eligible Options they replace. Consequently, any vested shares underlying surrendered Eligible Options will be exchanged for fully-vested Replacement Shares. Any unvested shares underlying surrendered Eligible Options will be exchanged for shares of our common stock which will be subject to forfeiture in the event the Eligible Participant's employment terminates for any reason prior to his or her vesting in the shares. The remaining terms and conditions of the Replacement Shares will be governed by the terms of the 2007 Plan.

        For example, an Eligible Participant surrenders an Eligible Option to purchase 1,000 shares of our common stock. Such option is vested and exercisable with respect to 750 of the underlying shares, and the remaining 250 shares are scheduled to vest in twelve successive equal monthly installments, provided the participant remains in the Company's continued service through each such date. In exchange for the cancellation of the Eligible Option, the Eligible Participant will receive 500 Replacement Shares, 375 of which will be fully vested shares on the grant date. The remaining 125 Replacement Shares will be subject to forfeiture in the event the Eligible Participant's service with the Company terminates for any reason prior to vesting in those shares. The forfeiture restrictions will lapse in twelve successive equal monthly installments.

        5.    Replacement Option for Mr. Whitman.    Pursuant to the Second Amendment to Mr. Whitman's Second Amended and Restated Employment Agreement, in consideration for surrendering his Eligible Option in the Exchange Program, Mr. Whitman will be eligible to receive a new option to purchase 250,000 shares of common stock (the "Replacement Option"). The Replacement Option will be granted under the 2007 Plan on the first business day following the expiration of the Exchange Program and will have an exercise price equal to the fair market value (per share) of our common stock on the grant date. The Replacement Option will vest and become exercisable with respect to 5,209 shares of common stock on the last day of each calendar month over the forty-eight month period beginning with January 31, 2009, provided that Mr. Whitman remains in the Company's service through each such date. Accordingly, when granted, the Replacement Option will be vested and exercisable with respect to (x) 5,209 shares, multiplied by (y) the number of full months, beginning with January 2009, preceding the grant date of the Replacement Option. The Replacement Option will also vest and become exercisable on an accelerated basis immediately prior to the closing of a change in control (as defined in Mr. Whitman's employment agreement) or upon termination of Mr. Whitman's employment without cause (as defined in Mr. Whitman's employment agreement).

Implementation of Exchange Program

        We have not commenced the Exchange Program and will not do so unless our stockholders approve this Proposal Three. If we receive stockholder approval of this Proposal Three, as well as Proposal Two, the Exchange Program will commence at a time determined by the Compensation Committee of the Board of Directors with terms materially similar to those described in this proposal, but no later than six months after the date of stockholder approval. When the Exchange Program is implemented, Eligible Participants will be offered the opportunity to participate in the offer to exchange filed as part of a tender offer statement on Schedule TO with the Securities and Exchange Commission (the "SEC") and distributed to all Eligible Participants holding Eligible Options. Employees, as well as stockholders and members of the public, will be able to obtain materials relating to the offer to exchange and other documents we file with the SEC free of charge from the SEC's website at www.sec.gov or from the Company's website at www.pmi2.com. Eligible Participants will be given a period of at least twenty business days in which to accept the offer. The Eligible Options of those accepting the offer will be canceled upon expiration of the offer period and the Replacement Shares and, with respect to Mr. Whitman, the Replacement Option, will be issued in exchange for those options on the following business day. The Exchange Program and any exchange offer thereunder may be commenced, if at all, and terminated or postponed at the discretion of the Compensation Committee.

        If you are both a stockholder and an employee holding Eligible Options, please note that voting to approve the Exchange Program does not constitute an election to participate in the Exchange Program

U.S. Federal Income Tax Consequences

        No income should be recognized for U.S. Federal income tax purposes by the Company upon the cancellation of the existing Eligible Options. No income should be recognized for U.S. Federal income tax purposes by Mr. Whitman upon his receipt of the Replacement Option. No income should be recognized for U.S. Federal income tax purposes by the Eligible Participants upon the receipt of unvested Replacement Shares in exchange for their canceled Eligible Options. Eligible Participants will recognize income for U.S. Federal income tax purposes equal to the fair market value of the Replacement Shares at the time the Replacements Shares vest. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to include as ordinary income in the year in which the Replacement Shares are issued an amount equal to the fair market value of the Replacement Shares on the issue date. If the Code Section 83(b) election is made, the participant will not recognize any additional income when those Replacement Shares subsequently vest. A Code Section 83(b) election must be made within 30 days after the unvested Replacement Shares are granted.

        In the event an Eligible Participant receives fully vested Replacement Shares in exchange for canceled Eligible Options, the Eligible Participant will recognize ordinary income for U.S. Federal income tax purposes in an amount equal to the fair market value of the vested Replacement Shares on the date the Replacement Shares are issued.

        The tax consequences of the Exchange Program are not entirely certain, however, and the Internal Revenue Service is not precluded from adopting a contrary position, and the laws and regulations themselves are subject to change. All holders of Eligible Options are urged to consult their own tax advisors regarding the tax treatment of participating in the Exchange Program under all applicable laws prior to participating in the Exchange Program.

Potential Modification to Terms of Exchange Program to Comply with Governmental Requirements

        The terms of the Exchange Program will be described in an offer to exchange that will be filed as part of a tender offer statement on Schedule TO with the SEC. Although we do not anticipate that the

SEC would require us to materially modify the Exchange Program's terms, it is possible that we will need to alter the terms of the Exchange Program to comply with comments from the SEC. Changes in the terms of the Exchange Program may also be required for tax purposes for participants in the United States as the tax treatment of the Exchange Program is not entirely certain. The Compensation Committee will retain the discretion to make any such necessary or desirable changes to the terms of the Exchange Program for purposes of complying with comments from the SEC or optimizing the U.S. tax consequences. However, in no event will the Compensation Committee permit options with an exercise price below $5.00 per share, or options held by Mr. Whitman other than his Eligible Option, to be exchanged in the Exchange Program. In addition, the Compensation Committee will not increase the exchange ratio or permit any of our officers or members of our Board of Directors (other than Mr. Whitman, but only with respect to his Eligible Option) to participate in the Exchange Program.

Financial Accounting Consequences

        Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised), we will recognize the incremental compensation cost of the Replacement Option and the Replacement Shares in exchange for the surrendered Eligible Options. The incremental compensation cost will be measured as the excess, if any, of the fair value of the Replacement Option and Replacement Shares, as the case may be, issued in exchange for surrendered Eligible Options, measured as of the date such awards are granted, over the fair value of the Eligible Options surrendered, measured immediately prior to the cancellation. A portion of this incremental compensation cost will be recognized as an immediate charge in the period of the Exchange Program for the portion of the Replacement Options or Replacement Shares that are already vested as of that date. The remaining incremental compensation cost will be recognized ratably over the vesting period of the Replacement Option and the vesting period, if any, of the Replacement Shares. In the event that the Replacement Option is canceled or the Replacement Shares are forfeited prior to vesting due to termination of service, the compensation cost of such awards will not be recognized.

New Plan Benefits Related to the Exchange Program

        The decision to participate in the Exchange Program is completely voluntary. Therefore, we are not able to predict who or how many employees will elect to participate, how many options will be surrendered for exchange or the number of shares of our common stock that will be issued in exchange for the canceled options. Assuming that all Eligible Options as of April 3, 2009 remain outstanding and holders of such Eligible Options remain eligible to participate in the Exchange Program, if all Eligible Options are cancelled in connection with the Exchange Program, 243,416 Replacement Shares will be issued, 250,000 Replacement Options will be issued, and options to purchase 657,184 shares of our common stock will be cancelled.

Amendments to the Plans

        In order to permit the Company to implement the Exchange Program in compliance with the Plans and applicable NASDAQ listing rules, our Board of Directors approved amendments to each of the Plans, subject to approval of such amendments by our stockholders. The text of each of these amendments is disclosed above, in Proposal Two. If Proposal Two is not approved by our stockholders, we will not implement the Exchange Program, even if this Proposal Three is approved by our Stockholders.

        As previously noted, only employees other than executive officers (with the exception of our Chief Executive Officer, but only with respect to his Eligible Option described above) are eligible to participate in the Exchange Program. Members of our Board of Directors will also not be permitted to participate. In addition, because the Exchange Program will not result in any additional shares (other than the Replacement Shares and the shares underlying the Replacement Option) being available for issuance under the Plans, the Exchange Program will have no effect on the issuance of future equity awards for which the Company's executive officers or members of the Board of Directors may be eligible to receive.

Equity Compensation Plan Information

        Please refer to the table above in Proposal Two in the section titled "Equity Compensation Plan Information" for information regarding shares of our common stock that may be issued under our existing equity compensation plans as of December 31, 2008.

        We are unable to predict the precise impact of the Exchange Program on our stockholders because we are unable to predict how many, or which, employees will exchange their Eligible Options. The following table summarizes the estimated effect of the Exchange Program, as of April 3, 2009, assuming all Eligible Options are exchanged.

	Prior to Option Exchange Program		Following the Option Exchange Program
Total shares issuable pursuant to outstanding stock options and all other equity awards	3,015,097	(a)	2,364,496	(b)
Weighted average exercise price of all outstanding stock options	$5.72		$4.02	(1)
Net reduction in equity award overhang (a – b)			650,601
Shares available for future grant under the Plans	285,160		692,344

(1)
Excludes the Replacement Option, which will be priced on the date of issuance.

Vote Required for Approval of the Exchange Program

        The affirmative vote of a majority of the total votes cast on the Proposal, either in person or by proxy, will be required to approve this Proposal. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the Proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved.

        If you are both a stockholder and an Eligible Participant holding Eligible Options, voting to approve the Exchange Program does not constitute an election to participate in the Exchange Program.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL THREE, APPROVAL OF A ONE-TIME OPTION EXCHANGE PROGRAM FOR ELIGIBLE EMPLOYEES.

 PROPOSAL FOUR—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP currently serves as our independent registered public accounting firm and audited our consolidated financial statements for the year ended December 31, 2008. Our Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for 2009 and to audit our consolidated financial statements for the year ending December 31, 2009. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

        Our Audit Committee is responsible for selecting and appointing our independent registered public accounting firm, and this appointment is not required to be ratified by our shareholders. However, our Audit Committee has recommended that the Board of Directors submit this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and shareholders.

        Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

Vote Required for Approval

        The affirmative vote of a majority of the votes cast in person or by duly executed proxies is required for approval of the proposal to ratify the appointment of our independent registered public accounting firm.

Board of Directors' Recommendation

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has furnished the following report:

To the Board of Directors of Power Medical Interventions, Inc.:

        The Audit Committee of the Board of Directors is currently composed of three members and acts under a written charter first adopted and approved on September 7, 2007. The current Audit Committee charter is available in the "Investor Relations-Corporate Governance" section of the Company's Website located at http://www.pmi2.com. The members of the Audit Committee are independent directors, as defined in its charter and the applicable NASDAQ rules. The Audit Committee held eight (8) meetings during 2008.

        The primary role of our Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to shareholders and others, the adequacy of the system of internal control over financial reporting and disclosure controls and procedures established by management and the board, and the audit process and the independent registered public accounting firm's qualifications, independence and performance.

        Management is responsible for establishing and maintaining our system of internal controls and for preparation of our financial statements. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion on the financial statements. The Audit Committee has met and held discussions with management and our independent registered public accounting firm, and has also met separately with our independent registered public accounting firm, without management present, to review the adequacy of our internal controls, financial reporting practices and audit process.

        The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2008 and has discussed these financial statements with management and the Company's independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standard (SAS) 61 (Communication with Audit Committees), as amended. SAS 61 requires the Company's independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

  •
  methods used to account for significant unusual transactions;

  •
  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of the Company's independent registered public accounting firm regarding the reasonableness of those estimates; and

  •
  disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The Company's independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm's provision of certain other non-audit related services to the Company is compatible with maintaining such firm's independence.

        Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Submitted by:
The Audit Committee of the Board of Directors
Mary Kay Scucci, Chair John C. Moran Lon E. Otremba

Fees for Professional Services

        The following is a summary of the fees for professional services rendered by Ernst & Young LLP for 2008 and 2007:

	2008	2007
Audit fees	$415,000	$1,895,000
Audit-related fees	18,000	18,000
Tax fees	33,000	29,000
All other fees	—	—

Total fees	$466,000	$1,942,000

        Audit fees.    Audit fees represent the aggregate fees billed for professional services performed by Ernst & Young LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements and related expenses. The fee of $1,895,000 disclosed for 2007 above includes $1,590,000 related to services in connection with our initial public offering in 2007.

        Audit-related fees.    Audit-related fees represent the aggregate fees billed for assurance and related services performed by Ernst & Young LLP and include fees billed for employee benefit plan audits and consultations concerning financial and accounting matters not reported under "Audit fees" above.

        Tax fees.    Tax fees represent the aggregate fees billed for professional services rendered by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning. These services include assistance with the preparation of federal, state, and foreign income tax returns.

        All other fees.    All other fees represent the aggregate fees billed for products and services provided by Ernst & Young LLP, other than those disclosed above.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

        From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. The Audit Committee is informed of the services subject to pre-approval in accordance with appropriate pre-approval policies and procedures. Furthermore, any such pre-approval is detailed as to the particular service or type of services to be provided and does not result in the delegation of the Audit Committee's authority to management. All of the services provided by Ernst & Young LLP during 2008 were individually pre-approved on a case by case basis.

Whistleblower Procedures

        Our Audit Committee has adopted procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. These procedures are set forth in our code of ethics. See "Board of Directors and Corporate Governance Matters—Code of Ethics."

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures

        Pursuant to a policy of the Board of Directors, we submit all transactions involving a commitment greater than a stated amount, which currently is $500,000, that we contemplate entering into, including related person transactions, to the Board of Directors for approval. In addition, we have adopted a written policy providing that our Audit Committee is responsible for reviewing and approving all transactions between us and any related person which are of a character that would require disclosure under Item 404 of Regulation S-K. Our policy provides that a "related person transaction" is any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, involving an amount exceeding $120,000 in which we are a participant and in which any of our executive officers, directors or 5% stockholders, or any immediate family member of any of our executive officers, directors or 5% stockholders, has or will have a direct or indirect material interest. Pursuant to our policy, neither our Audit Committee nor our Board of Directors will approve or ratify any related person transaction which the Audit Committee or the Board of Directors, as the case may be, determines is not in, or not inconsistent with, the best interests of the Company. Each of the related party transactions listed below was approved by a disinterested majority of our Board of Directors after full disclosure of the interest of the related party in the transaction.

        In addition to the compensation arrangements with directors and the executive officers described above, the following is a description of each transaction during fiscal year 2008 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Transactions with Related Persons

        In October 2008 we made an advance of salary of approximately $24,000 to Mr. Whitman. Such advance was made by us on Mr. Whitman's behalf to Mr. Whitman's brokerage account to enable Mr. Whitman to satisfy a margin call requirement in cash rather than in shares of our common stock, which would have resulted in sales of our stock during a restricted trading period. This advance was approved by our then chief financial officer and was repaid by Mr. Whitman in full in December 2008.

        Following an investigation by the Audit Committee of the Board, our Board, with Mr. Whitman having removed himself from its deliberations, determined that the advance was an inadvertent violation of Section 402 of the Sarbanes-Oxley Act of 2002 which our internal controls and procedures did not prevent. The advance was made based upon the mistaken belief by Mr. Whitman and our then chief financial officer that the prohibitions on loans made to executive officers set forth in Section 402 of the Sarbanes-Oxley Act of 2002 did not encompass short term salary advances. Our Board of Directors has determined that this matter was an isolated incident and has required the payment of imputed interest calculated based on an annual interest rate of 2.19% on the amounts of salary advanced. In addition, the Board of Directors has terminated our consulting arrangement with our former chief financial officer.

        Dr. Dorros is a co-founder and director of us and is one of our largest stockholders, owning beneficially approximately 12.6% of our outstanding common stock. We entered into the following transactions with Dr. Dorros during fiscal 2007 and 2008 to date.

        Amendments to common stock purchase warrants.    On February 26, 2007, our Board of Directors agreed to amend the terms of outstanding warrants to purchase an aggregate of 452,337 shares of our common stock held by Dr. Dorros and members of his family. The warrants, which had a weighted average exercise price of $13.76 per share, were due to expire in May 2007. The amendments extend the term of the warrants so that rights to purchase shares expire as follows: 10% in May 2007, 22.5% in May 2008, 22.5% in May 2009, 22.5% in May 2010 and 22.5% in May 2011. In exchange for our agreement to amend the terms of the warrants, Dr. Dorros agreed to purchase a minimum of $1.0 million of our convertible notes. On May 15, 2007, Dr. Dorros exercised his right to purchase 45,233 shares of common stock pursuant to these warrants.

        Purchase of convertible notes.    On March 30, 2007, the Gerald and Myra S. Dorros Revocable Trust, an entity controlled by Dr. Dorros, purchased $1.0 million of our convertible notes. Except for the warrant amendment described above, Dr. Dorros did not receive any benefit from this transaction that was not received on a pro rata basis by each other purchaser of our convertible notes.

        Amendment to Registration Rights Agreement.    On January 28, 2008, we and the holders of our outstanding convertible notes, including Dr. Dorros, entered into an Amendment to Notes and Registration Rights Agreement. The amendment amends the convertible notes and that certain Registration Rights Agreement between us and the holders of the convertible notes, dated March 30, 2007, to extend the deadline for us to file a registration statement with the Securities and Exchange Commission to register the resale of shares of our common stock that are issuable upon conversion of the convertible notes, and to terminate our obligation to file any such registration statement, effective March 30, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

        Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that all Section 16(a) filing requirements applicable to our named executive officers and directors, with the exception of Messrs. Locher, Moran and Otremba and Dr. Dorros were in compliance. Messrs. Locher, Moran and Otremba and Dr. Dorros, each a non-employee director, each filed a Form 5 reporting the receipt of stock options granted by our Board of Directors in December 2007 that should have been reported on an earlier Form 4.

CERTAIN DEADLINES FOR THE 2010 ANNUAL MEETING

        For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2010, the proposal must be in writing and be received by our Corporate Secretary at our principal executive offices no later than December 31, 2009. If the date of next year's annual meeting is more than 30 days before or after April 30, 2010, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the Securities and Exchange Commission, or SEC.

        In addition, our bylaws establish an advance notice procedure with regard to stockholder nominations for election of directors or proposals to be brought before an annual meeting of stockholders. For a stockholder's proposal to be brought before our 2010 annual meeting, the stockholder must give written notice to our Corporate Secretary at our principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the date set for the annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, that if the 2010 annual meeting is to be held on a date prior to the second Wednesday in June, which in 2010 will be June 9, 2010, and if less than seventy (70) days' notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be given by the close of business on the tenth (10th) day following the earlier of the date on which notice of the date of the annual meeting was mailed or the day on which public disclosure was made of the date of the annual meeting. Our bylaws also specify requirements as to the form and content of a stockholder's notice.

Nomination of Director Candidates

        Any proposals to nominate candidates for election to our Board of Directors must be in writing and include the nominee's name and qualifications for board membership and should be directed to our Corporate Secretary at our principal executive offices. To be timely, a stockholder's notice must be received by our Corporate Secretary within the time specified in our bylaws for stockholder proposals, described above. The notice must contain all information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or pursuant to any other then existing statute, rule or regulation applicable thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and must also include information concerning the identity of, and shares of our stock held of record and beneficially by, both the record stockholder giving the notice and the beneficial owner of our stock, if other than the record holder giving notice, on whose behalf the nomination is made.

 OTHER MATTERS

Where You Can Find Additional Information

        We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these proxy materials and any other documents we have filed at the Securities and Exchange Commission's Public Reference Room at 100 F Street, N.E., Room 1580, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Website at http://www.sec.gov.

Other Business

        The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

        To the extent that information contained in this Proxy Statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.

        This Proxy Statement and our annual report on Form 10-K is available in the "Investor Relations" section of our Website at http://www.pmi2.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

    Investor Relations
    Power Medical Interventions, Inc.
    2021 Cabot Boulevard
    Langhorne, Pennsylvania 19047

        If you would like us to send you a copy of the exhibits listed on the exhibit index of the annual report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.

        You are asked to advise us if you intend to attend the Annual Meeting. For directions to the Annual Meeting, please call Elizabeth McLoughlin at the Company at (866) 769-3763.

        You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. Also, the proxy card contains instructions for record holders who want to vote their shares via the Internet. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Elizabeth McLoughlin Secretary

Dated: May 5, 2009

 Appendix A

POWER MEDICAL INTERVENTIONS, INC.
Charter for the Audit Committee of the Board of Directors

I. Statement of Purpose

        The Audit Committee (the "Committee") is a standing committee of the board of directors of Power Medical Interventions, Inc. (together with its subsidiaries, the "Company"). The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Committee shall also perform such other duties as the board of directors shall delegate to it or as otherwise required by law or the Company's charter or by-laws.

II. Organization

        A.    Charter.    By adoption of this charter, the board of directors has delegated to the Committee all authority necessary or advisable for the Committee to fulfill its obligations under this charter. At least annually, the Committee shall review and assess the adequacy of this charter and recommend to the board of directors any changes that would enable the Committee to fulfill its responsibilities more effectively.

        B.    Members.    The Committee shall consist of at least three members of the board of directors. The members of the Committee shall be appointed by, and serve at the discretion of, the board of directors. In selecting the members of the Committee, the board shall endeavor to ensure that each member of the Committee satisfies the applicable-independence, financial literacy and other requirements of The Nasdaq Stock Market, LLC, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable rules and regulations. The board shall endeavor to appoint at least one member of the Committee who shall qualify as an audit committee financial expert.

        C.    Chairperson.    The board of directors shall appoint a chairperson of the Committee, who shall serve at the discretion of the board. The chairperson shall establish the agenda for and preside at all meetings of the Committee and shall have such other powers and responsibilities as the board or the Committee shall designate.

        D.    Meetings; Minutes.    Each year, the Committee shall establish a schedule of meetings; additional meetings may be scheduled as required. Each meeting shall include an executive session without management present. The Committee shall periodically meet with Company's independent auditor without management present. The Committee shall have the authority to require any officer, employee or agent of the Company or representatives of the Company's outside counsel or independent auditor to attend any meeting or otherwise to meet with members of the Committee or its agents.

        The Committee is authorized to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action by vote at any such meeting or by unanimous written consent of the members of the Committee. Unless and until any such procedures are adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the by-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the board of directors.

        The Committee shall maintain written minutes of its meetings. The minutes shall be distributed periodically to the other members of the board of directors and shall be filed with the minutes of the meetings of the board of directors.

        E.    Reports.    The Committee shall make regular reports to the board of directors regarding the activities of the Committee. Such reports may be made either orally or in writing.

        F.     Subcommittees.    To the extent permitted by law, the Committee shall have the authority to delegate its authority to any subcommittee, which may consist of one or more members of the Committee. Any member of the Committee shall have the authority to pre-approve the provision of any audit service to the Company by the Company's independent auditor, and any two members of the Committee shall have the authority to pre-approve the provision of any non-audit service to the Company by the Company's independent auditor. If any subcommittee shall pre-approve any audit or non-audit service by the Company's independent auditor, the subcommittee shall report such pre-approval to the entire Committee at its next scheduled meeting.

        G.    Compensation; Ongoing Independence.    The board of directors shall establish any compensation for service on the Committee. To maintain the independence of the Committee, no member of the committee shall, except to the extent permitted by the rules of the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, LLC, (1) directly or indirectly accept any consulting, advisory or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the board of directors or any other board committee of the Company or (2) be an affiliated person of the Company.

III. Responsibilities

        A.    Authority over Independent Auditor.    For purposes of this charter, "independent auditor" shall mean any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing audit, review or attestation services. The Committee shall have the sole authority to retain and terminate the services of the Company's independent auditor. The independent auditor shall report directly to the Committee. The Committee shall be directly responsible for the compensation (at the Company's expense and without further approval from the board) and oversight of the work of the Company's independent auditor, including approval of all audit engagement fees and terms and the resolution of disagreements between management and the independent auditor regarding financial reporting.

          1.     Pre-approval of All Services.    The Committee shall pre-approve all audit, review and attestation engagements (including the provision of comfort letters in connection with any securities offering, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC) and all permitted non-audit services provided by the Company's independent auditor; provided, however, that the Committee need not pre-approve any audit service or permitted non-audit service if either (a)(i) the engagement to render the service is entered into pursuant to appropriate pre-approval policies and procedures established by the Committee that are detailed as to the particular service and (ii) the Committee is informed of such service in accordance with such policies and procedures, or (b) the non-audit service meets the de minimis exception under Section l0A(i)(l)(B) of the Exchange Act and Rule 2 01(c)(7)(i)(C) of Regulation S-X. The following non-audit services may not be provided by the Company's independent auditor and shall not be approved by the Committee: bookkeeping or other services related to accounting records or financial statements; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker-dealer, investment adviser, or investment banking services; and legal services and expert services unrelated to the audit.

          2.     Evaluation of Independent Auditor.    The Committee shall annually review the qualifications and performance of the independent auditor. The Committee shall at least annually obtain and review a report from the independent auditor describing (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit carried out by the independent auditor, (c) any steps taken to address any of those issues, and (d) all relationships between the independent auditor and the Company.

          3.     Evaluation of Independence.    The Committee shall at least annually evaluate the independence of the Company's independent auditor. In conducting such evaluation, the Committee shall consider (a) any statement of independence provided by the independent auditor, (b) whether the independent auditor provided any services beyond the audit and review of the Company's financial statements and, if so, whether those services were compatible with maintaining its independence, (c) the amount of fees paid to the independent auditor for audit and non-audit services, (d) the duration of the independent auditor's service to the Company, and (e) whether any audit partner earns or receives any compensation based on the partner's procurement of engagements with the Company to provide any products or services other than audit, review or attestation services.

          4.     Rotation of Audit Partners.    The Committee shall take appropriate steps to ensure that the Company's independent auditor shall rotate the audit partners on its audit engagement team in accordance with Section 10A(j) of the Exchange Act and Rule 2-01(c)(6) of Regulation S-X.

          5.     Conflicts of Interest.    The Committee shall review, and shall have authority to approve or disapprove, the hiring of any current or former employee of the Company's independent auditor who participated in any capacity in any audit of the Company's financial statements. The Committee shall discuss with the Company's independent auditor its compliance with the conflicts of interest requirements of Section l0A(1) of the Exchange Act (which prohibit the auditor, in certain cases, from providing any audit service to the Company if certain officers of the Company were previously employed by the auditor).

        B.    Annual Report to Stockholders; Other Disclosures.    The Committee shall prepare an annual report to stockholders for inclusion in the Company's proxy statement relating to the annual meeting of stockholders. The Committee shall review all other disclosures regarding the Committee and the performance of its duties to be included in such proxy statement or in any other document or report to be filed with the SEC, including the description of (1) any pre-approval policies and procedures adopted under Section III.A.1 and (2) any fees for non-audit services approved under the de minimis exception described in Section III.A.1.

        C.    Review of Financial Disclosures.    The Committee shall have the responsibility to review and discuss with management and the Company's independent auditor the Company's financial statements and other financial disclosures. In particular, the Committee shall, to the extent it deems necessary or appropriate:

          1.     review and discuss with management and the Company's independent auditor:

    (a)
    the responsibilities, budget and staffing of the Company's accounting and financial reporting function;

    (b)
    the performance and qualifications of the Company's financial personnel;

    (c)
    the selection, application and disclosure of any critical accounting policies or critical accounting estimates;

    (d)
    the use and disclosure of any off-balance sheet arrangements;

    (e)
    accounting considerations arising from changes in generally accepted accounting principles ("GAAP"), the Company's operations or regulatory initiatives;

    (f)
    the independent auditor's judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements;

    (g)
    the adequacy of the Company's disclosure controls and procedures and internal control over financial reporting, include all significant deficiencies and material weaknesses; for purposes of this charter, , the term "internal control over financial reporting" shall mean a process designed by, or under the supervision of, the Company's principal executive and principal financial officers, and effected by the Company's board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

    (h)
    any recommendations for improvement of the Company's internal control over financial reporting, particularly controls designed to expose any related-party transactions or any payments, transactions or procedures that might be deemed illegal or improper;

    (i)
    any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting; and

    (j)
    any significant financial or legal risk exposures and the steps management has taken to monitor and control those exposures, as well as the Company's corporate compliance activities.

          2.     discuss with management and the Company's independent auditor the Company's earnings press releases, including the use of any non-GAAP financial measures, as well as financial information and earnings guidance provided to investors, analysts or ratings agencies, which discussion may be limited to the types of information to be disclosed and the type of presentation to be made rather than a discussion of specific disclosures to be made in each earnings press release;

          3.     review and discuss with management and the Company's independent auditor the annual audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements, the disclosures in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

          4.     review reports received from government agencies or third parties concerning legal, regulatory or other matters that might have a material effect on the financial statements or compliance policies of the Company; and

          5.     review and discuss with the Company's legal counsel any legal matters that could have a significant impact on the financial statements or compliance policies of the Company.

        D.    Audit of Annual Financial Statements.    In addition to the foregoing, the Committee shall, in connection with the audit of the Company's annual financial statements:

          1.     review and discuss with management and the Company's independent auditor the scope, planning and staffing of the audit engagement, including the audit of the Company's internal control over financial reporting;

          2.     discuss with the Company's independent auditor its significant findings and recommendations resulting from the audit, including any audit problems or difficulties, as well as management's response, which discussion should cover (a) any restrictions on the scope of the auditor's activities or access to information, (b) any disagreements with management, (c) any accounting adjustments proposed by the auditor and rejected by management, (d) any communications with the auditor's national office regarding auditing or accounting issues presented by the engagement, and (e) any management or internal control letter issued or proposed to be issued by the auditor;

          3.     review and discuss with management and the Company's independent auditor the Company's internal control over financial reporting, including the selection of the internal control framework forming the basis for management's assessment of the Company's internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 and the process by which the Company's management performs its assessment, as well as the independent auditor's attestation report regarding the Company's internal control over financial reporting and management's assessment thereof;

          4.     before the audit report of the Company's independent auditor is filed with the SEC, review and discuss any reports from the independent auditor regarding:

    (a)
    all critical accounting policies and practices to be used;

    (b)
    all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management (as to both general accounting policies and the accounting for specific transactions), the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditor, as well as the reasons for selecting the chosen accounting treatment and whether the chosen accounting treatment complies with existing corporate accounting policies and, if not, why not;

    (c)
    other material written communications between management and the auditor, such as any management letter, schedule of unadjusted differences, listing of material adjustments and reclassifications not recorded, engagement letter, independence letter, management representation letter, or report on observations and recommendations regarding internal control; and

    (d)
    any illegal acts that may be required to be reported under Section 10A(b) of the Exchange Act;

          5.     review and discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented;

          6.     (a) discuss with the Company's independent auditor the independent auditor's independence, (b) ensure that it receives the written disclosures and the letter from the auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, (c) actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and (d) take, or recommend that the board of directors take, appropriate action to oversee the independence of the auditor; and

          7.     based on the foregoing reviews and discussions, recommend to the board of directors whether or not to include the Company's audited financial statements in the Company's annual report on Form 10-K for filing with the SEC.

        E.    Approval of Related-Party Transactions.    The Committee shall review, and shall have authority to approve or disapprove, any transaction between the Company and any (a) director or executive officer of the Company, (b) nominee for election as a director, (c) person known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities, or (d) member of the immediate family of any such person, if the nature of such transaction is such that it would be required to be disclosed under Item 404 of Regulation S-K, Certain Relationships and Related Transactions (or any similar or successor provision).

        F.     Whistleblowers—Procedures for Complaints.    The Committee shall establish I procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These procedures shall be included in the Company's Code of Ethics. Such procedures may include the retention of a third-party service provider that shall maintain an anonymous hotline for the submission of complaints and concerns to the Committee. The Committee shall review at least annually the Company's policies against retaliation against any employee or other person who makes any such submission or who is otherwise entitled to the protections of Section 806 of the Sarbanes-Oxley Act of 2002.

IV. Other Matters

        A.    Limitation on Audit Committee Responsibility.    In adopting this charter, the board of directors acknowledges that it is not the responsibility of the Committee to prepare the Company's financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to GAAP and applicable rules and regulations. These tasks are the responsibility of management and the Company's independent auditor. It is not the role of the members of the Committee to serve as accountants or auditors, nor to duplicate or certify the activities of management and the Company's independent auditor, nor to certify the independence of the Company's auditor. The Committee serves in an oversight role, as set for in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the Company's independent auditor on the basis of the information it receives, discussions with the auditor, and the experience of the Committee's members in business, financial and accounting matters.

        B.    Access to Records; Authority to Engage Advisors.    In discharging its responsibilities, the Committee shall have full access to any relevant records of the Company and the authority to retain, at the Company's expense and without further approval from the board, independent counsel (who may be counsel to the Company), accountants and other advisors, as it determines to be necessary or appropriate to carry out its duties.

        C.    Funding.    The Company shall provide appropriate funding, as determined by the Committee, for payment of (1) compensation to any independent auditor, (2) compensation to any advisor employed by the Committee, and (3) ordinary administrative expenses that the Committee determines to be necessary or appropriate in carrying out its duties.

        D.    Conduct of Investigations.    The Committee shall have the authority to conduct or authorize investigations, at the Company's expense and without further approval from the board, into any matter within the Committee's scope of responsibility.

        E.    Annual Performance Evaluation.    The Committee shall at least annually evaluate its own performance.

* * *

        Approved by the board of directors on September 7, 2007

 Appendix B

POWER MEDICAL INTERVENTIONS, INC.
COMPENSATION COMMITTEE CHARTER
as Approved by the Board of Directors on
October 25, 2006

I. Statement of Purpose

        The Compensation Committee (the "Committee") is a standing committee of the Board of Directors. The purpose of the Committee is to discharge the responsibility of the Board of Directors relating to compensation of the Company's directors and executive officers and related matters, to review and make recommendations to the Board regarding employee compensation and benefit plans and programs generally, to administer the Company's stock option plans and employee stock purchase plans, and to review and make recommendations to the Board regarding succession plans for executive officers.

II. Organization

        A.    Charter.    At least annually, this charter shall be reviewed and reassessed by the Committee and any proposed changes shall be submitted to the Board of Directors for approval.

        B.    Members.    The members of the Committee shall be appointed by the Board of Directors and shall meet the independence and other requirements of applicable law, any applicable listing standards, the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the requirements of a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall consist of at least three members. Committee members may be removed by the Board of Directors. The Committee shall elect a Committee Chairperson and any other officers of the Committee.

        C.    Meetings.    In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings; additional meetings may be scheduled as required. The Committee shall meet periodically in executive session as it deems appropriate and shall have the opportunity to meet in executive session at each of its meetings.

        D.    Quorum; Action by Committee.    A quorum of any Committee meeting shall be at least two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein (or where only two members are present, by unanimous vote). Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

        E.    Agenda, Minutes and Reports.    The Chairperson of the Committee shall be responsible for establishing the agendas for meetings of the Committee. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee's discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board of Directors. The Committee shall make regular reports to the Board of Directors.

        F.     Performance Evaluation.    The Committee shall evaluate its performance on an annual basis.

B-1

III. Responsibilities

        The Committee:

  •
  Administers the Company's stock option plans and employee stock purchase plans, including the grant of stock options to all eligible employees under the Company's existing stock option plans.

  •
  Reviews and approves salaries, bonuses and other matters relating to compensation of the executive officers of the Company.

  •
  Reviews and makes recommendations from time to time on the status of Board compensation in relation to other comparable U.S. companies.

  •
  Reviews and makes recommendations with respect to stockholder proposals related to compensation matters.

  •
  Reviews and makes recommendations to the Board regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs..

  •
  Oversees an annual evaluation of the chief executive officer and, in consultation with the chief executive officer, the other executive officers of the Company. In discharging its responsibility, the Committee shall elicit comments from all Directors and report annually to the Board of Directors on the results of the evaluation.

  •
  Periodically reviews with the chief executive officer the succession plans relating to positions held by executive officers of the Company and, in consultation with the chief executive officer, make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

  •
  Carries out such other duties as may be delegated to it by the Board of Directors from time to time.

IV. Other

        A.    Access to Records, Advisers and Others.    In discharging its responsibilities, the Committee shall have full access to any relevant records of the Company and may retain, at Company expense, independent advisers (including legal counsel, accountants and consultants) as it determines necessary to carry out its duties. The Committee shall have the ultimate authority and responsibility to engage or terminate any such independent advisers and to approve the terms of any such engagement and the fees to be paid to any such adviser. The Committee may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or independent adviser to, the Committee.

        B.    Delegation.    The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee, except that the Committee shall not delegate its responsibilities with respect to the grant of stock options under the Company's stock option plans to any person who is an "officer" of the Company for purposes of Section 16 of the Exchange Act.

B-2

 Appendix C

February 17, 2009

POWER MEDICAL INTERVENTIONS, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
As Approved by the Board of Directors on February 17, 2009

I. Statement of Purpose

        The Nominating and Governance Committee (the "Committee") is a standing committee established by the Board of Directors (the "Board") of Power Medical Interventions, Inc. (the "Company") to:

        A.    Identify and recommend to the Board nominees qualified for election at each meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board;

        B.    Recommend members of the Board to serve on the committees of the Board;

        C.    Oversee the evaluation of the Board's and its committees' performance; and

        D.    Develop and recommend to the Board corporate governance principles applicable to the Company, assist the Board in its interpretation of these principles, and generally oversee the governance of the Board.

II. Organization

        A.    Charter.    By adoption of this charter, the Board has delegated to the Committee the authority necessary for the Committee to fulfill its obligations under this charter. At least annually, the Committee shall review and assess the adequacy of this charter and recommend to the Board any changes that would enable the Committee to fulfill its responsibilities more effectively.

        B.    Members.    The Committee shall consist of at least two members of the Board. The members of the Committee shall be appointed by, and serve at the discretion of, the Board. In selecting the members of the Committee, the Board shall endeavor to ensure that each member of the Committee satisfies the independence requirements of Nasdaq Marketplace Rule 4200(a)(15), as amended from time to time, and any other applicable rules and regulations.

        C.    Chairperson.    The Board shall appoint a chairperson of the Committee, who shall serve at the discretion of the Board. The chairperson shall establish the agenda for and preside at all meetings of the Committee and shall have such other powers and responsibilities as the Board or the Committee shall designate.

        D.    Meetings; Minutes.    Each year, the Committee shall establish a schedule of meetings; additional meetings may be scheduled as required. The Committee shall meet periodically in executive session, as it deems appropriate. The procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the by-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board. The Committee shall maintain written minutes of its meetings. The minutes shall be distributed periodically to the other members of the Board and shall be filed with the minutes of the meetings of the Board.

        E.    Reports.    The Committee shall make regular reports to the Board regarding the activities of the Committee. Such reports may be made either orally or in writing.

III. Responsibilities

        A.    Establishment of Selection Criteria for Nominees for Director.    The Committee shall establish and periodically review the criteria it shall use to evaluate the qualifications of candidates for nomination for election as directors of the Company, including any minimum qualifications. The Committee shall consider the requirements of applicable law, the listing standards of The Nasdaq Stock Market, LLC, strength of character, judgment, business experience and specific areas of expertise, familiarity with the Company's industry, factors relating to the composition of the Board (including its size and structure), principles of diversity, and such other factors as the Committee shall deem appropriate.

        B.    Director Recruitment.    Except where the Company is legally required by contract, by law or otherwise to provide third parties with the right to nominate directors, the Committee shall recruit, evaluate and recommend to the Board the nominees for election as directors at any meeting of stockholders where directors are to be elected and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall fully consider candidates proposed by stockholders on the same basis as those proposed by members of management or the Board. To assist in carrying out its duties, the Committee shall have authority to retain and terminate any search firm to be used to identify candidates to serve as a director, including sole authority to approve the search firm's fees and other retention forms.

        C.    Selection of Director Nominees.    The Committee shall conduct searches for prospective directors whose skills and attributes reflect those desired, and evaluate and recommend nominees for election to the Board. The Committee shall establish a process by which stockholders may efficiently communicate to it suggestions and proposals for candidates for Board membership. The Committee shall receive from the Company regularly any information received by the Company from stockholders pursuant to this process, including in respect of candidates for Board membership proposed by stockholders and shall carefully review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates. The Committee shall consider any requirements of applicable law or listing standards, a candidate's strength of character, judgment, business experience and specific areas of expertise, factors relating to the composition of the Board (including its size and structure), principles of diversity and such other factors as the Committee shall deem appropriate.

        D.    Governance Guidelines.    The Committee shall recommend to the Board corporate governance guidelines addressing, among other matters, (i) the size, composition and responsibilities of the Board and its committees, (ii) the tenure and retirement of directors, and (iii) changes in the organization and procedures of the Board. The Corporate Governance Guidelines shall be reviewed periodically by the Committee, along with the Code of Business Conduct and Ethics (the "Code") of the Company, and the Committee shall make recommendations to the Board with respect to changes in the guidelines. The Committee shall review issues of ethical lapses, conflicts of interest, insider trading, and other violations of the Company's Code.

        E.    Advice as to Committee Membership and Operations.    The Committee shall advise and make recommendations to the Board with respect to the charters, structure and operations of the various committees of the Board, qualifications for membership on the committees and the rotation of Board members among committees of the Board. Unless a Chair of the Committee is elected by the Board, the members of the Committee may designate a Chair by majority vote of the members of the Committee.

        F.     Evaluation of the Board and the Committee.    The Committee shall develop and administer an annual evaluation of the Board and of each committee of the Board to determine whether the Board and its committees are functioning effectively, the process for such evaluation to be approved by the Board. The Committee shall report annually to the Board on the results of the evaluation. The

Committee shall conduct formal performance evaluations of Board members pending renomination and establish a process for renomination which might include recommending termination of membership or non-reelection of individual directors. The Committee shall also evaluate its own performance on an annual basis. The Committee shall determine desired Board member skills and attributes and establish and revise as necessary criteria for Board membership.

        G.    Director Education.    The Committee shall consider on an annual basis the nature of any continuing education that may be desirable for the Board and, if appropriate, recommend to the Board that resources be made available in this regard.

        H.    Other Delegated Responsibilities.    The Committee shall have authority to obtain advice and assistance from internal or external legal, accounting, or other advisors. The Committee is empowered to cause the Company to pay the compensation of such advisors. The Committee shall also have authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Committee or any advisors engaged by the Committee. The Committee shall fulfill such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.

IV. Other

        A.    Access to Records, Personnel and Others.    In discharging its responsibilities, the Committee shall have full access to any relevant records and personnel of the Company. The Committee should also make itself accessible to people inside and outside the Company who think there are violations that are not being addressed properly, and periodically remind the Company of the policy, its provisions, and what to do if possible violations are reported.

        B.    Delegation.    The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

 Exhibit A

POWERMED, INC.

2000 STOCK OPTION PLAN

        1.    Purpose of Plan

        The purpose of this 2000 Stock Option Plan (the "Plan") is to provide additional incentive to officers, directors and key employees of and important consultants to PowerMed, Inc., a Pennsylvania corporation (the "Company"), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company's common stock ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress, to the mutual benefit of officers, directors, employees and shareholders.

        2.    Aggregate Number of Shares

        Nine Hundred Thousand (900,000), amended to 10,500,000 shares total, shares of the Company's Common Stock shall be the aggregate number of shares that may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Preferred Stock and/or Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a) below), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares of stock which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

        3.    Class of Persons Eligible to Receive Options

        All officers, directors and key employees of, and consultants to, the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than twenty percent (20%) of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

        4.    Administration of Plan

        (a)   This Plan shall be administered by an Option Committee appointed by the Company's Board of Directors (the "Board"). The Option Committee shall consist of a minimum of two and a maximum of five members of the Board; after the registration of the Company's Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), each member of the Option Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act, or any future corresponding rule, except that the failure of the Option Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee", as used in this Plan and the options granted hereunder, refers to the Option Committee referred to above.

        (b)   The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a) below), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate and times of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

        (c)   The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or for the acts or omissions of any other members of a Committee.

        (d)   Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

        5.    Incentive Stock Options and Non-Qualified Stock Options

        (a)   Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the "Fair Market Value" (as defined below) of the Company's Common Stock on the date of the grant of the Option and the option price for Non-Qualified Stock Options may or may not be equal to such Value. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an individual who owns more than 10 percent (10%) of the total combined voting power of all classes of outstanding stock of the Company a ("10% Shareholder"), the exercise price per share shall be at least 110 percent (110%) of such Fair Market Value. For purposes of this paragraph in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors, lineal descendants and other parties, if any, referred to in Section 267 of the Code. The Fair Market Value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such Stock is then listed or admitted to trading, or on the NASDAQ National Market System or Small Cap NASDAQ, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or Small Cap NASDAQ, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee in good faith and in its reasonable discretion to equal the then fair market value per share of Common Stock.

        (b)   Subject to the authority of the Committee set forth in this Plan's Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its sole and absolute discretion, set, amend or supplement any of the option terms contained in Appendix I for any particular optionee provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the applicable Treasury Regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the Treasury Regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

        (c)   Subject to the authority of the Committee set forth in this Plan, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its sole and absolute discretion, set, amend or supplement any of the option terms contained in Appendix II for any particular optionee.

        (d)   Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

        (e)   Except as otherwise provided in Section 422 of the Code and Treasury Regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non- Qualified Stock Option may provide that such stock option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50 percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons or the grantee own more than 50 percent (50%) of the voting interests.

        6.    Limitations on Exercise of Incentive Stock Options

        In addition to the restrictions on exercise described in Section 5(b) hereof, for any calendar year, the ability of an employee to exercise any Option granted under this Plan shall also be limited to the extent provided under the express terms of such Option.

        7.    Amendment, Supplement, Suspension and Termination

        Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board. The Board reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the Treasury Regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and Treasury Regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the Treasury Regulations thereunder. If the Board voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval. Notwithstanding any other provision of the Plan to the contrary, the Committee may provide for, and the Company may implement, a one-time-only option exchange program, pursuant to which certain outstanding options granted under the Plan could, at the election of the person holding such option, be tendered to the Company for cancellation in exchange for the issuance of new awards under our 2007 Equity Incentive Plan. Such option exchange program will be on the terms and conditions established by the Committee and will be subject to the approval of the Company's stockholders.

        8.    Effectiveness of Plan

        This Plan shall become effective on the date of its adoption by the Board, subject however to any required approval by the holders of the Company's Stock in the manner as prescribed in the Code and the Treasury Regulations thereunder. Options may be granted under this Plan prior to obtaining any required shareholder approval, provided such options shall not be exercisable until any required shareholder approval is obtained.

        9.    General Conditions

        (a)   Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

        (b)   Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

        (c)   Corporate action constituting an offer of stock for sale to any, person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the person, regardless of when the option is actually delivered to the person or acknowledged or agreed to by him.

        (d)   The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

        (e)   References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

        (f)    The use of the masculine pronoun shall include the feminine gender whenever appropriate.

 Exhibit B

POWER MEDICAL INTERVENTIONS, INC.

2004 Stock Incentive Plan

        1.    Purpose.

        The purpose of this plan (the "Plan") is to secure for Power Medical Interventions, Inc., a Delaware corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Under the Plan recipients may be awarded both (i) Options (as defined in Section 2.1) to purchase the Company's common stock, par value $0.001 ("Common Stock") and (ii) shares of the Common Stock ("Restricted Stock Awards"). Except where the context otherwise requires, the term "Company" shall include any parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined below).

        2.    Types of Awards and Administration.

        2.1    Options.    Options granted pursuant to the Plan ("Options") shall be authorized by action of the Board of Directors of Power Medical Interventions, Inc. (the "Board" or "Board of Directors") and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory Options which are not intended to meet the requirements of Section 422. The vesting of Options may be conditioned upon the completion of a specified period of employment with the Company and/or such other conditions or events as the Board may determine. The Board may also provide that Options are immediately exercisable subject to certain repurchase rights in the Company dependent upon the continued employment of the optionee and/or such other conditions or events as the Board may determine.

          2.1.1    Incentive Stock Options.    All Options when granted are intended to be non-statutory Options, unless the applicable Option Agreement (as defined in Section 5.1) explicitly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options may only be granted to employees of the Company. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a non-statutory Option appropriately granted under the Plan provided that such Option (or portion thereof) otherwise meets the Plan's requirements relating to non-statutory Options.

        2.2    Restricted Stock Awards.    The Board in its discretion may grant Restricted Stock Awards, entitling the recipient to acquire, for a purchase price determined by the Board, shares of Common Stock subject to such restrictions and conditions as the Board may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

        2.3    Administration.    The Plan shall be administered by the Board, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board may in its sole discretion issue Restricted Stock and grant Options and issue shares upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe Restricted Stock Agreements, Option Agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Restricted Stock Agreements and Option Agreements, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Restricted Stock Agreement or Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board, and if the Committee is so appointed all references to the Board in the Plan shall mean and relate to such Committee, other than references to the Board in this sentence and in Section 19 (as to amendment or termination of the Plan) and Section 22.

        3.    Eligibility.

        Options may be granted, and Restricted Stock may be issued, to persons who are, at the time of such grant or issuance, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company.

        3.1    10% Shareholder.    If any employee to whom an Incentive Stock Option is to be granted is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) (a "Greater Than 10% Shareholder"), any Incentive Stock Option granted to such individual must: (i) have an exercise price per share of not less than 110% of the fair market value of one share of Common Stock at the time of grant; and (ii) expire by its terms not more than five years from the date of grant.

        4.    Stock Subject to Plan.

        Subject to adjustment as provided in Section 15.2 below, the maximum number of shares of Common Stock which may be issued under the Plan is 3,749,693 shares. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan. If shares of Restricted Stock shall be forfeited to, or otherwise repurchased by, the Company pursuant to a Restricted Stock Agreement, such repurchased shares shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan. If shares issued upon exercise of an Option are tendered to the Company in payment of the exercise price of an Option, such tendered shares shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan.

        5.    Forms of Restricted Stock Agreements and Option Agreements.

        5.1    Option Agreement.    As a condition to the grant of an Option, each optionee shall execute an option agreement ("Option Agreement") in such form not inconsistent with the Plan as may be approved by the Board. Such Option Agreements may differ among recipients.

        5.2    Restricted Stock Agreement.    As a condition to the issuance of Restricted Stock, each recipient thereof shall execute an agreement ("Restricted Stock Agreement") in such form not inconsistent with the Plan as may be approved by the Board. Such Restricted Stock Agreements may differ among recipients.

        5.3    "Lock-Up" Agreement.    Unless the Board specifies otherwise, each Restricted Stock Agreement and Option Agreement shall provide that upon the request of the Company or the managing underwriter(s), the holder of any Option or the purchaser of any Restricted Stock shall, in connection with any registration of securities of the Company under the United States Securities Act of 1933, as amended from time to time (the "Act"), agree in writing that for a period of time (not to exceed 180 days) from the effective date of the registration statement under the Act for such offering, the holder or purchaser will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the common stock of the Company owned or controlled by him or her.

        6.    Purchase Price.

        6.1    General.    The purchase price per share of Restricted Stock and per share of stock deliverable upon the exercise of an Option shall be determined by the Board, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board, at the time of grant of such Option, or less than 110% of such fair market value in the case of any Incentive Stock Option granted to a Greater Than 10% Shareholder.

        6.2    Payment of Purchase Price.    Option Agreements may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one of the following methods:

            (i)  with the consent of the Board, by delivery to the Company of shares of Common Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan ("mature shares");

          such surrendered shares shall have a fair market value equal in amount to the exercise price of the Options being exercised,

           (ii)  with the consent of the Board, a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code,

          (iii)  with the consent of the Board, if the class of Common Stock is registered under the Securities Exchange Act of 1934 at such time, subject to rules as may be established by the Board, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price,

          (iv)  with the consent of the Board, by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of mature shares,

           (v)  with the consent of the Board, by any combination of such methods of payment.

        The fair market value of any shares of the Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Board. Restricted Stock Agreements may provide for the payment of any purchase price in any manner approved by the Board at the time of authorizing the issuance thereof. In determining the method of payment that it will accept with respect to a given Option, the Board shall not be required to take the same action as it has taken with any other Option.

        7.    Option Period.

        Notwithstanding any other provision of the Plan or any Option Agreement, each Option and all rights thereunder shall expire on the date specified in the applicable Option Agreement, provided that such date shall not be later than ten years after the date on which the Option is granted (or five years in the case of an Incentive Stock Option granted to a Greater Than 10% Shareholder), and in either case, shall be subject to earlier termination as provided in the Plan or Option Agreement.

        8.    Exercise of Options.

        8.1    General.    Each Option shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such Option, subject to the provisions of the Plan. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

        8.2    Notice of Exercise.    An Option may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares. In addition, the Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in a substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with any securities law(s).

        8.3    Delivery.    As promptly as practicable after receipt of such written notification and payment, the Company shall deliver or cause to be delivered to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

        9.    Transferability of Options.

        No Incentive Stock Option shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and during the life of an optionee, an Incentive Stock Option shall be exercisable only by the optionee. The Board may, in its discretion, determine the extent to which a non-statutory Option shall be transferable.

        10.    Termination of Employment; Disability; Death.    Except as may be otherwise expressly provided in the terms and conditions of the Option Agreement, Options shall terminate on the earliest to occur of:

  (i)
  the date of expiration thereof;

  (ii)
  immediately upon termination of the optionee's employment with, or provision of services to, the Company by the Company for Cause (as hereinafter defined);

  (iii)
  3 months (or, in the case of an Incentive Stock Option, 90 days) after the date of voluntary termination of the optionee's employment with, or provision of services to, the Company by the optionee (other than for death or permanent disability as defined below); or

  (iv)
  3 months (or, in the case of an Incentive Stock Option, 90 days) after the date of termination of the optionee's employment with, or provision of services to, the Company by the Company without Cause (other than for death or permanent disability as defined below).

Until the date on which the Option so expires, the optionee may exercise that portion of his or her Option which is exercisable at the time of termination of the employment or service relationship.

        An employment or service relationship between the Company and the optionee shall be deemed to exist during any period during which the optionee is employed by or providing services to the Company. Whether an authorized leave of absence or an absence due to military or government service shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

        For purposes of this Section 10, the term "Cause" shall mean (a) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the optionee which may have a material and adverse effect on the Company's business or on the optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company.

        In the event of the permanent and total disability or death of an optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such disability or death. After disability or death, the optionee (or in the case of death, his or her executor, administrator or any person or persons to whom this option may be transferred by will or by laws of descent and distribution) shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option as of the date of his or her disability or death. An optionee is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

        11.    Rights as a Shareholder.    No optionee shall have any rights as a shareholder with respect to any shares covered by an Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        12.    Additional Provisions.    The Board may, in its sole discretion, include additional provisions in Restricted Stock Agreements and Option Agreements, including, without limitation, restrictions on transfer, rights of the Company to repurchase shares of Restricted Stock or shares of Common Stock acquired upon exercise of Options, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Options, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not be such as to cause any Incentive Stock Option to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

        13.    Acceleration, Extension, Etc.    The Board may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options may be exercised or (ii) extend the period or periods of time during which all, or any particular, Option or Options may be exercised.

        14.    Right of First Refusal.    The Board may by reference to this Section 14 subject the recipient of any Option to the terms set forth in Exhibit A hereto. No action by the Board regarding whether any optionee shall be subject to such terms shall serve to bind the Board in its determination as to whether any other recipient shall be subject to such terms. Each recipient of any Option subject to the terms set forth in Exhibit A hereto is referred to as a "Restricted Optionee."

        15.    Adjustment Upon Changes in Capitalization

        15.1    No Effect of Options upon Certain Corporate Transactions.    The existence of outstanding Options shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        15.2    Adjustment Provisions.    If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options, and (z) the price for each share subject to any then outstanding Options, without changing the aggregate purchase price as to which such Options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

        15.3    No Adjustment in Certain Cases.    Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

        15.4    Board Authority to Make Adjustments.    Any adjustments under this Section 15 will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

        16.    Effect of Certain Transactions

        16.1    General.    In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to some or all outstanding Options (and need not take the same action as to each such Option): (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee to the extent otherwise then exercisable within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options, in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in part or in full immediately prior to such event.

        16.2    Substitute Options.    The Company may grant Options in substitution for options held by employees of another corporation who become employees of the Company, as the result of a merger or consolidation of the employing corporation with the Company or as a result of the acquisition by the Company, of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

        16.3    Restricted Stock.    In the event of a business combination or other transaction of the type detailed in Section 16.1, any securities, cash or other property received in exchange for shares of Restricted Stock shall continue to be governed by the provisions of any Restricted Stock Agreement pursuant to which they were issued, including any provision regarding vesting, and such securities, cash, or other property may be held in escrow on such terms as the Board may direct, to ensure compliance with the terms of any such Restricted Stock Agreement.

        17.    No Special Employment Rights.    Nothing contained in the Plan or in any Option or Restricted Stock Agreement shall confer upon any optionee or holder of Restricted Stock any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of such person.

        18.    Other Employee Benefits.    The amount of any compensation deemed to be received by an employee as a result of the issuance of shares of Restricted Stock or the grant or exercise of an Option or the sale of shares received upon such award or exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

        19.    Amendment of the Plan.

        19.1  The Board may at any time, and from time to time, modify or amend in any respect or terminate the Plan. If shareholder approval is not obtained within twelve months after any amendment increasing the number of shares authorized under the Plan or changing the class of persons eligible to receive Options under the Plan, no Options granted pursuant to such amendments shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be issued pursuant to such amendments thereafter.

        19.2  The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or the holder of Restricted Stock, adversely affect his or her rights under an Option or Restricted Stock Award previously granted to him or her. With the consent of the recipient of Restricted Stock or optionee affected, the Board may amend outstanding Restricted Stock Agreements or Option Agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

        19.3  Notwithstanding any other provision of the Plan to the contrary, the Committee may provide for, and the Company may implement, a one-time-only option exchange program, pursuant to which certain outstanding Options granted under the Plan could, at the election of the person holding such Option, be tendered to the Company for cancellation in exchange for the issuance of new awards under our 2007 Equity Incentive Plan. Such option exchange program will be on the terms and conditions established by the Committee and will be subject to the approval of the Company's stockholders.

        20.    Withholding.    The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of Restricted Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to issuance of any shares of Restricted Stock or shares issued upon exercise of Options. Prior to delivery of any Common Stock pursuant to the terms of this Plan, the Board has the right to require that the optionee or recipient of Restricted Stock remit to the Company an amount sufficient to satisfy any minimum tax withholding obligation. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the obligor may elect to satisfy any minimum withholding obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable, or (ii) by delivering to the Company a sufficient number of mature shares of Common Stock of the Company. The shares so withheld shall have a fair market value equal to such minimum withholding obligation. The fair market value of the shares used to satisfy such minimum withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A person who has made an election pursuant to this Section 20 may only satisfy his or her withholding obligation with shares of

Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar restrictions.

        21.    Effective Date and Duration of the Plan.

        21.1    Effective Date.    The Plan shall become effective when adopted by the Board of Directors. If shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board. Amendments requiring shareholder approval shall become effective when adopted by the Board, but if shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted pursuant to such amendment shall be deemed to be non-statutory Options provided that such Options are authorized by the Plan. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

        21.2    Termination.    Unless sooner terminated by action of the Board of Directors, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors.

        22.    Requirements of Law.    The Company shall not be required to sell or issue any shares under any Option or Restricted Stock Agreement if the issuance of such shares shall constitute a violation by the optionee, the Restricted Stock Award recipient, or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Act, the Company shall not be required to issue any shares upon exercise of any Option unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required in connection with any such transfer. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act or under the securities laws of each relevant state or other jurisdiction, the Company may imprint on the certificate(s) appropriate legends that counsel for the Company considers necessary or advisable to comply with the Act or any such state or other securities law. The Company may register, but in no event shall be obligated to register, any securities covered by the Plan pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        23.    Governing Law.    This Plan and each Option or Restricted Stock Agreement shall be governed by the laws of Pennsylvania, without regard to its principles of conflicts of law.

Right of First Refusal

        1.    General.    In the event that a Restricted Optionee (which term for purposes of this section shall mean the Restricted Optionee and his or her executors, administrators and any other person to whom any Option held by the Restricted Optionee may be transferred by will or the laws of descent and distribution) desires to sell, assign or otherwise transfer during the Restricted Period (as defined below) any of the shares issued upon the exercise of any Option, the Restricted Optionee shall first offer such shares to the Company by giving written notice of the Restricted Optionee's desire so to sell, assign or transfer such shares. For the purposes of this Right of First Refusal, "Restricted Period" means, with respect to any Restricted Optionee, the period of time commencing upon the grant of any Option to such Restricted Optionee and ending immediately prior to the effective date of a registration statement under the Act that covers a public offering of its Common Stock. Terms used but not otherwise defined in this Exhibit A have the meanings set forth in the 2004 Stock Incentive Plan to which it is an exhibit.

        2.    Notice of Intended Transfer.    The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

        3.    Company to Accept or Decline Within 30 Days.    The Company may accept the offer as to all, but not less than all, such shares by notifying the Restricted Party in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Restricted Party does not receive notice of the Company's intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Restricted Party may transfer title to such shares within 90 days from the date of the Restricted Party's written notice to the Company of the Restricted Party's intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of any Option applicable to the transfer of such shares.

        4.    Transferred Shares to Remain Subject to Right of First Refusal.    Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Exhibit A. As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

        5.    Remedies of Company.    No sale, assignment, pledge or transfer of any of the shares covered by any Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Exhibit A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Exhibit A. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

        6.    Shares Subject to Right of First Refusal.    For purposes of the Right of First Refusal pursuant to this Exhibit A, the term "shares" shall mean any and all new, substituted or additional securities or other property issued to the Restricted Party, by reason of his or her ownership of Common Stock pursuant to the exercise of any Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

        7.    Legends on Stock Certificates.    Any certificate representing shares of stock subject to the provisions of this Exhibit A may have endorsed thereon one or more legends, substantially as follows:

  (i)
  "Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain restrictions, contained in a an agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor."

  (ii)
  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required."

 Exhibit C

POWER MEDICAL INTERVENTIONS, INC.

2007 EQUITY INCENTIVE PLAN

SECTION 1. General Purpose of the Plan; Definitions

        The purpose of this Power Medical Interventions, Inc. 2007 Equity Incentive Plan (the "Plan") is to encourage and enable officers and employees of, and other persons providing services to, Power Medical Interventions, Inc. (the "Company") and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Affiliate" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

        "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

        "Board" means the Board of Directors of the Company.

        "Cause" shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder's employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder's ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.

        "Change of Control" shall have the meaning set forth in Section 15.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Committee" shall have the meaning set forth in Section 2.

        "Disability" means disability as set forth in Section 22(e)(3) of the Code.

        "Effective Date" means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

        "Eligible Person" shall have the meaning set forth in Section 4.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, including the Nasdaq Global Market, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

        "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Normal Retirement" means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliated Group Member"), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliated Group Member's taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

        "Performance Share Award" means an Award pursuant to Section 8.

        "Restricted Stock Award" means an Award granted pursuant to Section 6.

        "SEC" means the Securities and Exchange Commission or any successor authority.

        "Stock" means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award granted pursuant to Section 9.

        "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.

        (a)    Committee.    It is intended that the Plan shall be administered by the Compensation Committee of the Board (the "Committee"), consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, and subject to any limitations set forth in the charter of the Committee, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

        (b)    Powers of Committee.    The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the persons to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii)  to determine the number of shares to be covered by any Award;

          (iv)  to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

           (v)  to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi)  to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

         (vii)  to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

        (a)    Shares Issuable.

            (i)  The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, shall be the sum of (A) 10,890,550 plus (B) the number of shares subject to Prior Plan Forfeitures as defined Section 3(a)(ii) below, provided, that in no event shall the number of shares deemed to be subject to Prior Plan Forfeitures for purposes of this clause (B) exceed 38,959,759 (subject, in each case, to adjustment upon changes in capitalization of the Company as provided in this Section 3). For purposes of the limitations in the previous sentence, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or are tendered in payment of the exercise price or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

           (ii)  If an option or award granted pursuant to either the Company's 2000 Stock Option Plan (the "2000 Plan") or 2004 Stock Incentive Plan (the "2004 Plan") shall be forfeited, cancelled, reacquired, expire, be tendered in payment of the exercise price, or otherwise terminate, for any reason (other than by exercise), the number of shares of Stock subject to such option or award shall be deemed to have been subject to a "Prior Plan Forfeiture" for purposes of Section 3(a)(i) above.

        (b)    Limitation on Awards.    In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 10,000,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

        (c)    Stock Dividends, Mergers, etc.    In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

        (d)    Substitute Awards.    The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. Eligibility.

        Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates ("Eligible Persons").

SECTION 5. Stock Options.

        The Committee may grant to Eligible Persons options to purchase stock.

        Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

        No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

        The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        (a)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

        (b)    Option Term.    The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than seven (7) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

        (c)    Exercisability; Rights of a Shareholder.    Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (d)    Method of Exercise.    Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

            (i)  by delivery to the Company of shares of Stock of the Company having a fair market value equal in amount to the aggregate exercise price of the Options being exercised; or

           (ii)  to the extent permitted by applicable law, by a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

          (iii)  if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

          (iv)  by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price of the Options being exercised; or

           (v)  by any combination of such methods of payment.

        The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

        (e)    Non-transferability of Options.    Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

        (f)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

SECTION 6. Restricted Stock Awards.

        (a)    Nature of Restricted Stock Award.    The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

        (b)    Acceptance of Award.    A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

        (c)    Rights as a Shareholder.    Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock Award shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

        (d)    Restrictions.    Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), any shares of Restricted Stock which have not then vested shall automatically be forfeited to the Company. [Board to consider whether to make exceptions to this for , e.g., disability or normal retirement]

        (e)    Vesting of Restricted Stock.    The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

        (f)    Waiver, Deferral and Reinvestment of Dividends.    The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. Unrestricted Stock Awards.

        (a)    Grant or Sale of Unrestricted Stock.    The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price, if any, determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

        (b)    Restrictions on Transfers.    The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. Performance Share Awards.

        A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder. Upon the attainment of the specified performance goal shares of Stock shall be issued pursuant to the Performance Share Award as soon as practicable thereafter, but in no event later than two and one-half months after the calendar year in which such performance goal is attained.

SECTION 9. Stock Appreciation Rights.

        The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the "Request"), a number of shares of Stock [or may provide for cash payment or combination of shares and cash; TBD by Board] having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised.

SECTION 10. Termination of Stock Options and Stock Appreciation Rights.

        (a)    Incentive Stock Options:

          (i)    Termination by Death.    If any participant's employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one (1) year from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

          (ii)    Termination by Reason of Disability or Normal Retirement.

            (A)  Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

            (B)  Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

            (C)  The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

          (iii)    Termination for Cause.    If any participant's employment by the Company and its Affiliates has been terminated for Cause, as determined by the Committee in its sole discretion, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect.

          (iv)    Other Termination.    Unless otherwise determined by the Committee, if a participant's employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

        (b)    Non-Statutory Stock Options and Stock Appreciation Rights.    Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11. Tax Withholding and Notice.

        (a)    Payment by Participant.    Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

        (b)    Payment in Shares.    A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

        (c)    Notice of Disqualifying Disposition.    Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12. Transfer and Leave of Absence.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing; provided, that the vesting date or dates of any unvested Award held by such employee shall automatically be extended by a period of time equal to the period of such approved leave of absence.

SECTION 13. Amendments and Termination.

        The Board may at any time amend or discontinue the Plan, and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Provided, however, that neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option or Stock Appreciation Right, whether through amendment, cancellation and regrant, exchange or any other means, except for changes made pursuant to Section 3(c). Notwithstanding the foregoing or any other provision of the Plan to the contrary, the Committee may provide for, and the Company may implement, a one-time-only option exchange program, pursuant to which certain outstanding options granted under the Plan, the Company's 2000 Stock Option Plan and the Company's 2004 Stock Incentive Plan could, at the election of the person holding such options, be tendered to the Company for cancellation in exchange for the issuance of new Awards under the Plan, including the issuance of a new Stock Option covering fewer shares with a lower exercise price. Such option exchange program will be on the terms and conditions established by the Committee and will be subject to the approval of the Company's stockholders.

        This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be adversely altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14. Status of Plan.

        With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.

SECTION 15. Change of Control Provisions.

        (a)   Upon the occurrence of a Change of Control as defined in this Section 15:

            (i)  subject to the provisions of clauses (iii) and (iv) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control; and

           (ii)  the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee;

          (iii)  each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during a period of not less than ten days following such notice of cancellation and preceding the effective date of such Change of Control; or

          (iv)  in the event of a Change of Control in the form of a merger or consolidation under the terms of which holders of Stock will receive consideration consisting solely of cash, each outstanding Stock Option may be cancelled by the Committee as of the effective date of any such Change of Control, provided that the Company shall have made or provided for a cash payment to the holder of each such Stock Option in an amount equal to the product of (a) the amount of cash to be received by the holder of a share of Stock upon the consummation of the Change in Control, less the exercise price per share of such Stock Option, multiplied by (b) the number of shares of Stock subject to such Stock Option.

        (b)   "Change of Control" shall mean the occurrence of any one of the following events:

            (i)  any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

           (ii)  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iii)  the stockholders of the Company shall approve, and there shall be consummated, a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 16. General Provisions.

        (a)    No Distribution; Compliance with Legal Requirements.    The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)    Delivery of Stock Certificates.    Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

        (c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

        (d)    Lock-Up Agreement.    By accepting any Award, the recipient shall be deemed to have agreed that, if so requested by the Company or by the underwriters managing any underwritten offering of the Company's securities, the recipient will not, without the prior written consent of the Company or such underwriters, as the case may be, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares subject to any such Award during the Lock-up Period, as defined below. The "Lock-Up Period" shall mean a period of time not exceeding 180 days or, if greater, such number of days as shall have been agreed to by each director and executive officer of the Company in connection with such offering in a substantially similar lock-up agreement by which each such director and executive officer is bound. If requested by the Company or such underwriters, the recipient shall enter into an agreement with such underwriters consistent with the foregoing.

SECTION 17. Effective Date of Plan.

        This Plan shall become effective upon its adoption by the Company's Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

SECTION 18. Governing Law.

        This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

ANNUAL MEETING OF STOCKHOLDERS OF
POWER MEDICAL INTERVENTIONS, INC.
June 10, 2009

 VOTE BY INTERNET OR TELEPHONE
QUICK *** EASY *** IMMEDIATE

Electronic Voting Instructions

You can vote via Internet or by telephone. Instead of mailing your proxy, you may choose one of two voting methods outlined below to vote your proxy electronically. You may also vote in person at the meeting. Votes submitted by Internet or by telephone must be received by 7:00 p.m., eastern daylight savings time, June 9, 2009.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by mail:
Call 1 (866) 894-0637
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE

VOTING ELECTRONICALLY OR BY PHONE

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

— PROXY —

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2 AND PROPOSAL 3. PLEASE MARK YOUR VOTE LIKE THIS: ☒

		FOR all nominees listed to the left	WITHHOLD AUTHORITY to vote for all nominees listed to the left	FOR ALL EXCEPT (See instructions below)
1.	Election of two class II Directors for a three-year term	☐	☐	☐

NOMINEES (01) James R. Locher III and (02) Lon E. Otremba

(Instruction: To withhold authority to vote for any Individual nominee, mark “FOR ALL EXCEPT” and strike a line through that nominee’s name in the list above)

		FOR	AGAINST	ABSTAIN
2.

To approve an amendment to each of our 2000 Stock Option Plan, our 2004 Stock Incentive Plan and our 2007 Equity Incentive Plan, as amended, to allow for a one-time option exchange program for eligible employees

		☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve a one-time option exchange program for eligible employees;	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of Ernest & Young LLP as our independent registered public accounting firm	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	, 2009

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officers, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Proxy and Annual Report are available at http://investor.pmi2.com.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

POWER MEDICAL INTERVENTIONS, INC.

2021 CABOT BOULEVARD

LANGHORNE, PENNSYLVANIA 19047

(267) 775-8100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Whitman and Brian M. Posner as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Power Medical Interventions, Inc. held of record by the undersigned on April 29, 2009, at the Annual Meeting of Stockholders to be held at the Inn at Lambertville Station, 11 Bridge Street, Lambertville, New Jersey 08530, on June 10, 2009, at 10:00 a.m. local time, or any adjournment or postponement thereof.

(Continued, and to be marked, dated and signed, on the other side)